Exhibit 10.5

EXECUTION VERSION

INDENTURE

dated as of

February 13, 2007

between

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

not in its individual capacity (except as otherwise expressly set forth herein),

but solely as Owner Trustee,

and

THE BANK OF NEW YORK,

not in its individual capacity (except as otherwise expressly set forth herein),

but solely as Indenture Trustee,

10.00% Notes Due 2013

Buyer’s Transponders

aboard XM-4 Communications Satellite

TABLE OF CONTENTS

i

SECTION 21.	Miscellaneous	59

SECTION 22.	Force Majeure	60

SECTION 23.	Assignment of Rights, Not Assumption of Duties	60

ANNEX I	Schedule of Terms of Notes
EXHIBIT A	Form of Note

INDENTURE dated as of February 13, 2007, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly set forth herein, but solely as Owner Trustee under the Trust Agreement, and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity, except as otherwise expressly set forth herein, but solely as Indenture Trustee under this Indenture.

The Owner Participant and the Trust Company have entered into the Trust Agreement, whereby, among other things, (a) a statutory trust under the Connecticut Statutory Trust Act has been established for the use and benefit of the Owner Participant, (b) provision has been made for the payment by or on behalf of the Owner Trustee to the Owner Participant of amounts distributable thereunder to the Owner Participant and (c) the Owner Trustee has been authorized and directed to execute and deliver this Indenture.

The Owner Trustee desires by this Indenture, among other things, (a) to provide for the issuance by the Owner Trustee of the Notes evidencing the making of loans as provided herein and in the Participation Agreement and (b) to provide for the deposit, mortgage and pledge by the Owner Trustee and the Trust with the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of all the Owner Trustee’s and the Trust’s estate, right, title and interest in and to Buyer’s Transponders, the Satellite and the Granting Clause Documents (as hereinafter defined), in each case, except as otherwise is hereinafter specified, and all payments and other amounts received hereunder or under the Lease or the Guarantee Agreement or certain provisions of the Participation Agreement or the Purchase Agreement in accordance with the terms hereof or thereof (excluding Excepted Payments), in trust, as security for the obligations of the Owner Trustee and the Trust under the Notes and this Indenture and for the obligations secured hereby to the Indenture Trustee.

If the Lease is entered into, the Owner Trustee has agreed to deliver to the Indenture Trustee the executed original counterpart of the Lease.

NOW, THEREFORE, in consideration of the premises, the Owner Trustee agrees with the Indenture Trustee for the benefit of the holders from time to time of the Notes as follows:

TO SECURE the payment when and as due and payable of the principal of, and Premium Amount (if any), any other premium and interest on, the Notes issued or to be issued under this Indenture by the Owner Trustee, the payment of all other indebtedness that this Indenture by its terms secures and compliance with all the terms hereof and of the Notes, the performance and observance by the Owner Trustee of its agreements and the conditions applicable to it contained herein or in any of the other Operative Documents or the XM Agreements:

GRANTING CLAUSE

Each of the Owner Trustee and the Trust do hereby now, as security, grant, bargain, sell, mortgage, pledge, assign, transfer and convey, and grant a security interest in, with power of sale, to the Indenture Trustee and to its successors and assigns, the following property, rights and privileges described in this Granting Clause (the “Indenture Estate”):

(a) all estate, right, title and interest now held or hereafter acquired by the Owner Trustee or the Trust in and to Buyer’s Transponders, any Substitute Transponders, the Satellite and any Substitute Satellites (including, without limitation, any bill of sale, purchase agreement, service agreement, use agreement, sublease and lease with respect thereto, collectively, the “Additional Documents”);

(b) all estate, right, title and interest now held or hereafter acquired by the Owner Trustee or the Trust in, to and under the Lease, the Guarantee Agreement, the Bill of Sale, the Consent and Agreement and the XM Agreements (and any Substitute Service Agreement) (collectively, together with the Additional Documents, the “Granting Clause Documents” and, together with the Operative Documents not referred to in this paragraph (b), the “Transaction Documents”), and (i) all amounts of Rent under the Lease for or with respect to Buyer’s Transponders, proceeds and payments received pursuant to the exercise of any of the remedies provided in Section 16 of the Lease, Stipulated Loss Value payments and payments of the EBO Amount and payments under Article XI of the Participation Agreement and (ii) all rights of the Owner Trustee or the Trust (except as provided in Sections 9.2, 13.1 and 16.4 hereof (the “Excepted Rights”)) to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any Granting Clause Document or to accept any surrender or redelivery of any of Buyer’s Transponders or any part thereof, as well as (except as provided in Sections 9.2, 13.1 and 16.4 hereof (the “Excepted Rights, Powers and Remedies”)) all the rights, powers and remedies on the part of the Owner Trustee or the Trust, whether acting under any such Granting Clause Document or by statute or at law or in equity, or otherwise, arising out of any Lease Default or Lease Event of Default;

(c) all estate, right, title and interest now held or hereafter acquired by the Owner Trustee or the Trust in and to all tolls, rents, issues, profits, products, revenues and other income, and in and to all proceeds and payments, from or on account of the property, rights and privileges subjected or required to be subjected to the Lien of this Indenture;

(d) all insurance and requisition proceeds with respect to Buyer’s Transponders and the Satellite payable to the Owner Trustee, the Trust and/or the Indenture Trustee, including but not limited to the insurance required under Section 9 of the Lease;

(e) all estate, right, title and interest now held or hereafter acquired by the Owner Trustee or the Trust in and to any right to restitution from the Lessee or the Guarantors in respect of any determination of invalidity of any Granting Clause Document;

(f) the Indenture Account and all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee by or for the account of the Owner Trustee or the Trust pursuant to any term of any Granting Clause Document and held or required to be held by the Indenture Trustee hereunder (which such moneys and securities shall be deposited in the Indenture Account in accordance with Section 9.10 hereof); and

(g) all proceeds of the foregoing; BUT

EXCLUDING, for all purposes of this Granting Clause, (i) all Excepted Payments, (ii) all Excepted Rights and all Excepted Rights, Powers and Remedies, and (iii) all of the estate, right, title and interest held by the Owner Trustee or the Trust that was granted to the Owner Trustee or the Trust pursuant to Section 2.04 or 11.03 of the Purchase Agreement and Appendix C thereto (without, in any case, affecting any estate, right, title or interest held by the Owner Trustee or the Trust in the same property that may have been granted to the Owner Trustee or the Trust pursuant to any other agreement) (the “Excluded Satellite Interest”); it being agreed that the term “Indenture Estate” shall not include (x) Excepted Payments, (y) Excepted Rights or Excepted Rights, Powers and Remedies or (z) the Excluded Satellite Interest;

TO HAVE AND TO HOLD the same unto the Indenture Trustee, its successors and assigns, forever.

IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit and security of the holders from time to time of the Notes, without preference of any of such Notes over any others for any reason.

IT IS HEREBY COVENANTED by the parties hereto that the Indenture Estate is to be held and applied subject to the further terms herein set forth; and the Indenture Trustee hereby agrees to accept the trusts and duties herein set forth, and the Owner Trustee, for itself and its successors and assigns, hereby covenants and agrees with the Indenture Trustee for the equal and proportionate benefit and security of the holders from time to time of the Notes, as follows:

Section 1. Definitions

Section 1.1. Special Definitions. For all purposes of this Indenture, the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

“Additional Documents” shall have the meaning specified in clause (a) of the Granting Clause herein.

“Applicable Rate” shall mean with respect to any Note, a rate per annum equal to 10.00%.

“Change of Law Obsolescence Termination” shall mean a termination of the Lease pursuant to Section 8(a)(i) or 8(a)(ii) of the Lease as a result of (a) Buyer’s Transponders having become uneconomic, obsolete or surplus to the Lessee’s requirements or (b) replacement transponders having become reasonably necessary for the Lessee’s service to remain competitive with other satellite or digital service providers or advisable to assure Continuity of Service described in Section 13(c)(ii) of the Lease, in each case, as a result of (i) a change in law, regulation or tariff of general application or (ii) the imposition by the FCC or any other Governmental Authority of any conditions or requirements upon the initial issuance, continued effectiveness or renewal of any license required for the operation or ownership of Buyer’s Transponders.

“Corporate Trust Office” shall mean the office of the Indenture Trustee identified as Item 3 on Schedule II to the Participation Agreement, as such office may be changed in accordance with Section 13.03 of the Participation Agreement.

“Covered Defaults and Covered Events of Default” shall have the meaning specified in Section 5.1(b) hereof.

“Dollars” and “$” shall mean lawful currency of the United States of America.

“Excepted Rights” shall have the meaning specified in the Granting Clause herein.

“Excepted Rights, Powers and Remedies” shall have the meaning specified in the Granting Clause herein.

“Exchange” shall have the meaning specified in Section 2.11 hereof.

“Exchange Date” shall have the meaning specified in Section 2.11 hereof.

“Excluded Satellite Interest” shall have the meaning specified in the Granting Clause herein.

“Federal Funds Rate” shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day (or if not so published, the next succeeding Business Day so published).

“Granting Clause Documents” shall have the meaning specified in paragraph (b) of the Granting Clause herein.

“Indenture Account” shall have the meaning specified in Section 9.10(b).

“Indenture Estate” shall have the meaning specified in the Granting Clause herein.

“Indenture Event of Default” shall have the meaning specified in Section 6 hereof.

“Instruction Certificate” shall mean a certificate delivered to the Indenture Trustee and signed by a Responsible Officer of the Owner Trustee and a Responsible Officer of the Lessee.

“Interest Payment Date” shall mean with respect to any Note, each June 1 and December 1, commencing June 1, 2007.

“Interest Period” shall mean (a) initially the period commencing on the date of the initial issuance of the Notes and ending on May 31, 2007 and (b) thereafter, each successive semi-annual period commencing on the Interest Payment Date immediately following the end of the previous interest period and ending on the day preceding the next succeeding Interest Payment Date. Notwithstanding the foregoing, the last scheduled Interest Period in respect of the Notes shall end on the Maturity Date (as specified in Annex I hereto).

“Lessee OP Restricted Period” means any period during which both (A) the Lessee or an Affiliate thereof owns the Beneficial Interest and (B) no Deferred Payment Note is issued and outstanding.

“Majority Interest of Noteholders” shall mean, as of any date of determination, the holders of more than 50% in aggregate unpaid principal amount of all Notes then Outstanding as of such date. For purposes of the foregoing definition and Section 13 hereof, and in determining as of such date of determination, the aggregate unpaid principal amount of the Notes then Outstanding, there shall not be counted as Outstanding any Note held by the Owner Trustee, the Owner Participant, the Lessee, any Guarantor or any of their respective Affiliates (unless the Owner Trustee, the Owner Participant, the Lessee or any Guarantor or their respective Affiliates, as the case may be, collectively shall own all of the Notes then Outstanding).

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Note Co-Registrars” shall have the meaning specified in Section 2.6 hereof.

“Note Register” shall have the meaning specified in Section 2.6 hereof.

“Note Registrar” shall have the meaning specified in Section 2.6 hereof.

“Outstanding” shall mean, with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

(i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee or the Note Registrar for cancellation; and

(ii) all of the Notes if money in the amount required to make a distribution in full with respect to such Notes has been theretofore deposited with the Indenture Trustee in trust for the Noteholders as provided in Section 2.5 or Section 6 hereof pending such distribution of such money to such Noteholders.

“Overdue Rate” shall mean, at any time, with respect to any Note, 1% in excess of the Applicable Rate with respect to such Note.

“Participation Agreement” shall mean the Participation Agreement, dated as of February 13, 2007, among XM Satellite Radio Holdings Inc., as Seller, XM Satellite Radio Inc., as Lessee, Satellite Leasing (702-4), LLC, as Owner Participant, the Owner Trustee, the Indenture Trustee and the Note Purchasers (as defined therein), as the same may be amended, modified and supplemented from time to time in accordance with the terms hereof and thereof.

“Paying Agent” shall have the meaning specified in Section 2.6 hereof.

“Premium Amount” shall mean, with respect to any Note, and as specified or contemplated herein to be applicable to the redemption, purchase or acceleration of such Note, (a) if such Note is redeemed, purchased or accelerated at any time prior to May 1, 2010, an amount equal to the excess, if any, of (i) the discounted present value, as of the date of the relevant redemption, purchase or acceleration of such Note, of the respective installments of principal of and interest on such Note that, but for such redemption, purchase or acceleration, would have been payable on the Interest Payment Date after such redemption, purchase or acceleration (assuming for this purpose no changes in the Applicable Rate for such Note from that in effect with respect to the relevant redemption, purchase or acceleration), over (ii) the principal amount of and accrued interest on such Note then being redeemed; such present value shall be computed using a discount rate equal to the Treasury Rate as of the date of such prepayment plus 50 basis points, (b) if such Note is redeemed, purchased or accelerated during the twelve-month period beginning on May 1, 2010, 5.00% of the principal amount thereof, (c) if such Note is redeemed, purchased or accelerated during the twelve-month period beginning on May 1, 2011, 2.50% of the principal amount thereof and (d) if such Note is redeemed, purchased or accelerated thereafter, 0.000% of the principal amount thereof.

“Requisite Percentage of Noteholders” shall mean, as of any date of determination, the holders of at least 25% in aggregate unpaid principal amount of all Notes Outstanding as of such date. For purposes of the foregoing definition and in determining as of such date of determination the aggregate unpaid principal amount of the Notes Outstanding, there shall not be counted as Outstanding any Note held by the Owner Trustee, the Owner Participant, the Lessee, any Guarantor, or any of their respective Affiliates (unless the Owner Trustee, the Owner Participant, the Lessee or any Guarantor or their respective Affiliates, as the case may be, collectively shall own all of the Notes then Outstanding).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Intermediary” shall have the meaning specified in Section 9.10(a).

“Transaction Documents” shall have the meaning specified in paragraph (b) of the Granting Clause herein.

“Treasury Rate” shall mean, as of the date of any redemption, purchase or acceleration with respect to which Premium Amount shall be calculated, the yield to maturity as of such date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to such date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date to May 1, 2010; provided, however, that, if the period from such date to May 1, 2010, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

Section 1.2. Reference to Other Definitions. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in Appendix A to the

Participation Agreement for all purposes hereof (and the rules as to construction contained in such Appendix A shall also be applicable herein).

Section 2. The Notes

Section 2.1. Notes. (a) Generally. Except for Notes issued pursuant to Section 2.6 or 2.7 hereof, Notes may be issued only on the Closing Date. On the Closing Date, the Notes to be issued on such date pursuant to Section 2.03(b) of the Participation Agreement shall be duly executed by the Owner Trustee, duly authenticated and delivered by the Indenture Trustee and registered in the name of the Noteholder or its nominee to which such Note is being issued and shall have attached thereto the Debt Amortization Schedule for such Note. Receipt by the Indenture Trustee of Notes duly executed by the Owner Trustee shall constitute instructions to the Indenture Trustee to authenticate, register and deliver such Notes on the Closing Date without further act on the part of the Owner Trustee.

(b) Terms of Notes. The Notes shall:

(i) be limited in aggregate original principal amount to the amount specified in Annex I hereto;

(ii) be issuable only as registered Notes in denominations of at least $1,000, or integral multiples thereof (or, with the consent of the Owner Trustee and the Indenture Trustee, integral multiples of $100 but in no event shall any Note be for an amount less than $1,000);

(iii) be dated the Closing Date;

(iv) bear interest on the unpaid principal amount thereof from the date of the authentication of such Note at the Applicable Rate (computed on the basis of a 360-day year consisting of twelve 30-day months);

(v) provide for payments of interest on Interest Payment Dates and otherwise be due and payable as to principal and interest as specified herein and therein;

(vi) be prepayable or redeemable only as provided in this Section 2;

(vii) be substantially of the tenor and in the form set forth in Exhibit A hereto; and

(viii) be of the same series.

(c) Execution; Authentication. Each Note shall be signed on behalf of the Owner Trustee by a Responsible Officer of the Owner Trustee, manually or in facsimile. No Note shall be secured by or entitled to any benefit under this Indenture, or be valid for any purpose, unless and until there appears thereon a certificate of authentication executed by or on behalf of the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture

Trustee, and such certificate on any Note shall be conclusive evidence that such Note has been duly authenticated and delivered hereunder.

(d) The principal of the Notes shall be due and payable on such dates and in such installments, if any, as may be set forth in any Note issued under this Indenture. The principal and interest so payable on any date as aforesaid will be paid to the Person in whose name the Note is registered at the close of business on the date which is 15 days preceding such date on which principal or interest is payable.

(e) To the extent specified therein, each Note shall bear interest at the applicable Overdue Rate on any principal thereof and, to the extent permitted by Applicable Laws, interest and any other amount due with respect thereto set forth in such Note or any schedule thereto, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue.

(f) No Note is subject to prepayment or redemption, in whole or in part, except as provided in Sections 2.3, 2.4 and 2.5 hereof and no Note is subject to purchase without consent of the holder thereof except as provided in Section 2.9 hereof. Subject to Section 5.10 hereof, any Noteholder shall be entitled to the principal of, and Premium Amount (if any) (and any other premium thereon), and interest on such Note free and clear from all rights of set-off or counterclaims of the Owner Trustee, the Indenture Trustee or any prior holder of such Note.

(g) All Notes at any time Outstanding under this Indenture shall be equally and ratably secured by this Indenture, without preference, priority or distinction on account of the date or dates of the actual time or times of the issue of such Notes, so that all Notes at any time issued or Outstanding hereunder shall have the same right, lien, security, preference and priority by virtue of this Indenture.

Section 2.2. Limitations with Respect to Obligations of the Owner Trustee. All payments, including payments of principal, the Premium Amount (if any) (and any other premium thereon) and interest, to be made by the Owner Trustee on the Notes and under this Indenture (other than pursuant to Section 2.9 hereof) shall be made only from the income and proceeds from the Indenture Estate and only to the extent that the Owner Trustee shall at any time and from time to time have received sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms hereof, and all payments to be made by the Indenture Trustee under the Notes and under this Indenture shall be made only from the income and proceeds from the Indenture Estate and only to the extent that the Indenture Trustee shall at any time and from time to time have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms hereof. Each Noteholder (and each assignee of such Person), by acceptance of any Note, shall be deemed to have agreed that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to such holder as herein provided (except in connection with a purchase under Section 2.9 herein). None of the Owner Participant or the Owner Trustee shall be personally liable to the Indenture Trustee or any Noteholder for any amounts payable under the Notes or this Indenture or any other Transaction Document; provided, however, the foregoing shall not limit the liability of either the Trust Company or the Owner Participant for its representations, warranties and covenants in Section 3.8 hereof and Sections 4.03, 4.04, 4.05, 4.07(b), 4.07(e),

5.02 (other than Section 5.02(f)), 5.03 and 5.05(b) of the Participation Agreement, as applicable. In furtherance of the foregoing, to the fullest extent permitted by law, each Noteholder (and each assignee of such Person), by its acceptance of a Note, agrees that neither it nor the Indenture Trustee will exercise any statutory right to negate the agreements set forth in this paragraph.

The principal of, and Premium Amount (if any) and interest on, any Note and any other amount due with respect thereto set forth in such Note or any schedule thereto shall be payable in Dollars in immediately available funds no later than 12 Noon (New York time), on, subject to the last two sentences of this paragraph, the due date thereof, to the Indenture Trustee at the Indenture Trustee Office and the Indenture Trustee shall, subject to the terms and conditions of this Indenture, remit all such amounts so received by it to such account or accounts at such financial institution or institutions as the holder thereof shall have designated to the Indenture Trustee in writing pursuant to the immediately following sentence, the wire transfer of such payment (unless so specified to be made by mailing a check or upon presentation) to be commenced prior to 3:00 P.M. (New York time) on the due date thereof. The principal of and Premium Amount (if any) and interest on, each Note and any other amount due with respect thereto set forth in such Note or any schedule thereto shall be remitted by the Indenture Trustee in Dollars in immediately available funds at the Indenture Trustee Office or at any office or agency maintained for such purpose pursuant to Section 2.6 hereof on presentment thereof to the Indenture Trustee by the Person in whose name such Note was registered on the record date for payment, except that any Noteholder may, by notice to the Indenture Trustee, direct the Indenture Trustee either to credit any amount due thereon to an account maintained by such Noteholder or a nominee of such Noteholder with the Indenture Trustee or an Affiliate thereof or to pay such amount by whichever of the following methods shall be specified by notice from such Noteholder to the Indenture Trustee: (a) by making such payment to such Noteholder in immediately available funds at the Indenture Trustee Office, (b) by transferring such amount by wire transfer in immediately available funds to such bank in the United States (for the account of such Noteholder) as shall be designated in such notice, with telephonic or written confirmation of payment, to the extent specified by such Noteholder, or (c) by mailing a check for such amount to such Noteholder at such address as such Noteholder shall designate by notice to the Indenture Trustee, in all cases without any presentment or surrender of any Note. Each payment of principal of, and Premium Amount (if any) and interest on, any Note and any other amount due with respect thereto shall be made by the Owner Trustee in immediately available funds on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be due and payable on the immediately succeeding Business Day with the same force and effect as if made on such scheduled date, and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date; provided that, in the event that the Maturity Date (as set forth on Annex I hereto) is not a Business Day and payment on the Notes is made on the next succeeding Business Day, interest shall accrue at the Applicable Rate from the Maturity Date (as set forth on Annex I hereto) to such next succeeding Business Day and shall be paid on such next succeeding Business Day. Any payment made after such time shall be deemed to have been paid on the next Business Day.

All payments by the Owner Trustee and the Indenture Trustee shall be made free and clear of, and without reduction for or on account of, all wire or other like charges.

In the case of each Note, each payment of principal and interest thereon shall be applied, first, to the payment of accrued but unpaid interest on such Note (as well as any interest on overdue principal and, to the extent permitted by Applicable Laws, overdue interest), to but excluding the date of such payment, and second, the balance, if any, remaining thereafter, to the payment of the principal amount of such Note then due thereunder.

A Noteholder shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal of and interest on all Notes held by such Noteholder, and all other sums payable to such Noteholder hereunder or under such Notes shall have been paid in full.

Section 2.3. Refinancing . Upon any refinancing of the Notes pursuant to Section 11.01 (other than pursuant to Section 11.07(c) of the Participation Agreement, which redemption pursuant to such refinancing shall be addressed in Section 2.5(a)(v) hereof) of the Participation Agreement (subject to satisfaction of the conditions in Section 11.02 of the Participation Agreement), the Owner Trustee shall redeem the Notes, in whole but not in part, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Premium Amount, if any, as of the applicable redemption date. Unless the Owner Trustee defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date. Any redemption pursuant to this Section 2.3 will be made pursuant to the provisions of Sections 2.5(b), 2.10 (it being acknowledged and agreed that the delivery of notices contemplated by clause (b) of Section 2.10 shall be the responsibility of the Indenture Trustee and not the Owner Trustee) and, to the extent applicable, 2.11 hereof.

Section 2.4. Mandatory Full or Partial Redemption Following Event of Loss or Similar Event.

(a) Upon the occurrence of an Event of Loss (other than a Regulatory Loss) with respect to Buyer’s Transponders with respect to which the Lessee has not, by notice given by the Lessee to the Owner Trustee and the Indenture Trustee pursuant to Section 12(a) of the Lease on or prior to the date specified therefor in the Lease, chosen to provide the Owner Trustee with Substitute Transponders pursuant to Section 7(e) of the Lease, the Notes Outstanding shall be redeemed in whole but not in part at a redemption price equal to 100% of the principal amount of Notes redeemed. Such redemption shall be made on the date specified in Section 12(a) of the Lease (i) for the payment of Stipulated Loss Value if the proviso to the second sentence of such Section 12(a) shall not be applicable, or (ii) on the dates specified in said proviso for the payments to be made pursuant to said proviso if said proviso shall be applicable, and shall be applied in accordance with Section 5.4 hereof.

(b) If, in connection with an Event of Loss (other than a Regulatory Event of Loss) with respect to Buyer’s Transponders, (i) the Lessee has, by notice given by the Lessee to the Owner Trustee and the Indenture Trustee pursuant to Section 12(a) of the Lease on or prior to the date specified therefor in the Lease, chosen to provide the Owner Trustee with Substitute Transponders pursuant to Section 7(e) of the Lease and (ii) the Lessee fails to provide the Owner Trustee with Substitute Transponders, or elects not to continue with such Substitution, within 180 days after the occurrence of the applicable Event of Loss, the Owner Trustee shall, on the

181st day after such occurrence, redeem the Notes Outstanding in whole but not in part at a redemption price equal to 100% of the principal amount of Notes redeemed

(c) If, in connection with an Event of Loss (other than a Regulatory Event of Loss) with respect to Buyer’s Transponders, (i) the Lessee has, by notice given by the Lessee to the Owner Trustee and the Indenture Trustee pursuant to Section 12(a) of the Lease on or prior to the date specified therefor in the Lease, chosen to provide the Owner Trustee with Substitute Transponders pursuant to Section 7(e) of the Lease and (ii) subsequent to the giving of such notice, the Owner Trustee has accepted the Lessee’s offer to purchase Buyer’s Transponders pursuant to clause (x)(B) or (xi) of the second paragraph of Section 7(e) of the Lease, unless the Lessee shall have exercised its right, subject to Section 2.5(a)(viii) below, to Exchange such Notes pursuant to Section 19(c) of the Lease and Section 2.11 hereof, the Notes Outstanding shall be redeemed in whole but not in part at a redemption price equal to 100% of the principal amount of Notes redeemed, such redemption to occur on the date Buyer’s Transponders are purchased pursuant to such Section 7(e). For the avoidance of doubt, the redemption contemplated by this clause (c) does not apply if the Lessee has elected to purchase the Beneficial Interest pursuant to Section 10.01(e) of the Participation Agreement. Any redemption upon the acceptance by the Owner Trustee of a Repurchase Offer pursuant to Section 10.06 of the Participation Agreement shall be consummated in accordance with Section 2.5(a)(vi) below.

(d) Upon the occurrence of a Partial Loss with respect to which the Lessee has not, by notice given by the Lessee to the Owner Trustee and the Indenture Trustee pursuant to Section 12(c) of the Lease on or prior to the date specified therefor in the Lease, chosen to provide the Owner Trustee with Substitute Transponders pursuant to Section 7(e) of the Lease, the Owner Trustee shall redeem such principal amount of the Notes Outstanding as shall be equal to the portion of Applicable Portion of Stipulated Loss Value (as defined in Section 12(c) of the Lease) covered by Partial Loss Proceeds (as specified in Section 12(c) of the Lease), at a redemption price equal to 100% of such unpaid principal amount of the Notes to be redeemed. Such partial prepayment of the Notes shall be applied pro rata to the unpaid principal amount of the Notes Outstanding.

(e) If, in connection with a Partial Loss, (i) the Lessee has, by notice given by the Lessee to the Owner Trustee and the Indenture Trustee pursuant to Section 12(c) of the Lease on or prior to the date specified therefor in the Lease, chosen to provide the Owner Trustee with Substitute Transponders pursuant to Section 7(e) of the Lease and (ii) the Lessee fails to provide the Owner Trustee with Substitute Transponders, or elects not to continue with such Substitution, within 180 days after the occurrence of the applicable event of Partial Loss, the Owner Trustee shall, on the 181st day after such occurrence, redeem such principal amount of the Notes Outstanding as shall be equal to the portion of Applicable Portion of Stipulated Loss Value (as defined in Section 12(c) of the Lease) covered by Partial Loss Proceeds (as specified in Section 12(c) of the Lease), at a redemption price equal to 100% of such unpaid principal amount of the Notes to be redeemed. Such partial prepayment of the Notes shall be applied pro rata to the unpaid principal amount of the Notes Outstanding.

(f) If, in connection with a Partial Loss, (i) the Lessee has, by notice given by the Lessee to the Owner Trustee and the Indenture Trustee pursuant to Section 12(c) of the Lease on or prior to the date specified therefor in the Lease, chosen to provide the Owner Trustee with

Substitute Transponders pursuant to Section 7(e) of the Lease and (ii) subsequent to the giving of such notice, the Owner Trustee has accepted the Lessee’s offer to purchase Buyer’s Transponders pursuant to clause (x)(B) or (xi) of the second paragraph of Section 7(e) of the Lease, unless the Lessee shall have exercised its right, subject to Section 2.5(a)(viii) below, to Exchange such Notes pursuant to Section 19(c) of the Lease and Section 2.11 hereof, the Notes Outstanding shall be redeemed in whole but not in part at a redemption price equal to 100% of the principal amount of Notes redeemed, such redemption to occur on the date Buyer’s Transponders are purchased pursuant to such Section 7(e). For the avoidance of doubt, the redemption contemplated by this clause (f) does not apply if the Lessee has elected to purchase the Beneficial Interest pursuant to Section 10.01(f) of the Participation Agreement. Any redemption upon the acceptance by the Owner Trustee of a Repurchase Offer pursuant to Section 10.06 of the Participation Agreement shall be consummated in accordance with Section 2.5(a)(vi) below.

Section 2.5. Additional Redemptions

(a) The Notes shall be redeemed in any of the following circumstances:

(i) Upon the purchase of Buyer’s Transponders pursuant to Section 19(a)(ii) of the Lease, the Notes then Outstanding shall be redeemed in whole but not in part, on the EBO Date, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Premium Amount as of the EBO Date, unless the Lessee shall have exercised its right, subject to Section 2.5(a)(viii) below, to Exchange such Notes pursuant to Section 19(c) of the Lease and Section 2.11 hereof and such Exchange shall have been consummated by the EBO Date. For the avoidance of doubt, the redemption contemplated by this clause (i) does not apply if the Lessee has elected to purchase the Beneficial Interest pursuant to Section 10.01(a) of the Participation Agreement. Such redemption, if any, shall be consummated in accordance with Section 2.5(a)(vi) below.

(ii) Upon the purchase of Buyer’s Transponders pursuant to Section 19(a)(iii) of the Lease, the Notes then Outstanding shall be redeemed in whole but not in part, on the date specified in such Section 19(a)(iii), at a redemption price equal to 100% of the principal amount of Notes redeemed, unless the Lessee shall have exercised its right, subject to Section 2.5(a)(viii) below, to Exchange such Notes pursuant to Section 19(c) of the Lease and Section 2.11 hereof and such Exchange shall have been consummated by the date specified in such Section 19(a)(iii). For the avoidance of doubt, the redemption contemplated by this clause (ii) does not apply if the Lessee has elected to purchase the Beneficial Interest pursuant to Section 10.01(e) of the Participation Agreement. Such redemption, if any, shall be consummated in accordance with Section 2.5(a)(vi) below.

(iii) Upon termination of the Lease pursuant to Section 8(a) thereof, the Notes then Outstanding shall be redeemed in whole but not in part, at a redemption price equal to (x) if such termination (or such offer to purchase) is in respect of a Change of Law Obsolescence Termination, 100% of the principal amount of Notes redeemed, and (y) if such termination (or such offer to purchase) is not in respect of a Change of Law Obsolescence Termination, 100% of the principal amount of Notes redeemed plus the Premium Amount as of the applicable redemption date, such redemption to be made on the date specified in Section 8(a) of the Lease for such termination.

(iv) If the Owner Trustee has accepted the Lessee’s offer to purchase Buyer’s Transponders pursuant to clause (x)(B) or (xi) of the second paragraph of Section 7(e) of the Lease as a result of a failed Substitution in respect of a Substitution Event under clause (iii) or (iv) of the definition thereof, unless the Lessee shall have exercised its right, subject to Section 2.5(a)(viii) below, to Exchange such Notes pursuant to Section 19(c) of the Lease and Section 2.11 hereof, the Notes then Outstanding shall be redeemed in whole but not in part, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Premium Amount as of the applicable redemption date, such redemption to be made on the date the Lessee purchases Buyer’s Transponders as a result of such failed Substitution. For the avoidance of doubt, the redemption contemplated by this clause (iv) does not apply if the Lessee has elected to purchase the Beneficial Interest pursuant to Section 10.01(f) of the Participation Agreement. Any redemption upon the acceptance by the Owner Trustee of a Repurchase Offer pursuant to Section 10.06 of the Participation Agreement shall be consummated in accordance with Section 2.5(a)(vi) below.

(v) Upon the acceptance by the Owner Trustee of an Offer to Purchase or Refinance pursuant to Section 11.07(c) of the Participation Agreement, if the Majority Interest of Noteholders have accepted the Offer to Purchase or Refinance, as provided therein, the Notes then Outstanding shall be redeemed in whole but not in part, on the date for redemption set forth in the redemption notice delivered pursuant to Section 2.10 hereof (which shall not, in any event, be later than the date by which the Lessee is required by Section 11.07(g) of the Participation Agreement to consummate the Offer to Purchase or Refinance), at a redemption price equal to 101% of the principal amount of the Notes;

(vi) Upon the acceptance by the Owner Trustee of a Repurchase Offer pursuant to Section 10.06 (other than Section 10.06(f)) of the Participation Agreement (which Repurchase Offer is either binding when made or has become non-contingent in accordance with the applicable provision of such Section 10.06), as provided therein, the Notes then Outstanding shall be redeemed in whole but not in part, on the date for redemption set forth in the redemption notice delivered pursuant to Section 2.10 hereof (which shall be the date on which the Beneficial Interest is purchased by the Lessee or, if applicable, the principal amount of the Deferred Payment Note is paid, in each case, in accordance with the applicable provisions of Article X of the Participation Agreement), at a redemption price equal to 100% of the principal amount of the Notes;

(vii) Upon the acceptance by the Owner Trustee of a Repurchase Offer pursuant to Section 10.06(f) of the Participation Agreement, as provided therein, the Notes then Outstanding shall be redeemed in whole but not in part, on the date for redemption set forth in the redemption notice delivered pursuant to Section 2.10 hereof (which shall be the date on which the Beneficial Interest is purchased by the Lessee in accordance with Section 10.06(f) of the Participation Agreement), at a redemption price equal to 100% of the principal amount of the Notes plus the Premium Amount as of the applicable redemption date; and

(viii) Upon the acceptance by the Owner Trustee of an offer to redeem pursuant to Section 11.08 of the Participation Agreement, as provided therein, the Notes then Outstanding shall be redeemed in whole but not in part, on the date for redemption set forth in the redemption notice delivered pursuant to Section 2.10 hereof (which shall be the date on which Buyer’s Transponders are purchased by the Lessee in accordance with Section 19(a)(ii) or (ii]i), as applicable, of the Lease), at a redemption price equal to 100% of the principal amount of the Notes.

(b) Each redemption pursuant to Section 2.3 hereof, Section 2.4 hereof or this Section 2.5 shall be accompanied by accrued interest on the principal amount of Notes being redeemed to but excluding the date of such redemption, together with the Premium Amount, if any, that is stated to be applicable to such redemption pursuant to such Section 2.3, 2.4 or 2.5.

Notice of redemption having been given as set forth in Section 2.10(a) hereof, which notice shall be irrevocable, the amount to be paid as determined in accordance with Section 2.3 hereof, Section 2.4 hereof or this Section 2.5, as applicable, shall become due and payable on the date fixed for redemption. For the avoidance of doubt, any notices in respect of redemptions (other than notices delivered pursuant to Section 2.10(a) hereof which shall indicate that there is a binding and irrevocable obligation to redeem the Notes) shall be revocable to the extent provided, if any, provided in the Participation Agreement or the Lease.

On the date fixed for redemption immediately available funds in Dollars shall be deposited by the Owner Trustee in the Indenture Account by the time and otherwise in the manner provided in Section 2.2 hereof, in an amount equal to the full amount to be redeemed determined in accordance with this Section 2.5. Upon presentation or surrender of any such Notes for redemption, such Notes shall be paid the full amount to be prepaid.

If any Note to be redeemed shall not be redeemed upon presentation or surrender thereof for redemption, as the case may be, the principal shall, unless the amount required for payment thereof was paid to the Indenture Trustee on or prior to the relevant redemption date, continue to bear interest from the date fixed for redemption at the interest rate applicable to such Note.

Section 2.6. Note Register; Private Placement Legend; Transfer of Notes; Replacement Notes. The Owner Trustee shall cause to be maintained at the Indenture Trustee Office a register for the Notes that identifies the owners of the Notes for the purpose of registering transfers and exchanges of Notes in which provision shall be made for the denomination or denominations thereof and the name, address and taxpayer identification numbers of the holders of the Notes; provided, that, so long as the Notes remain Outstanding, the Indenture Trustee will maintain the following: (a) an office or agency where the Notes may be presented for payment (the “Paying Agent”) and (b) a facility or agency where the Notes may be presented for registration of transfer and for exchange as provided in this Indenture (the “Note Registrar”). The Note Registrar shall keep a register (the “Note Register”) with respect to the Notes and their transfer and exchange. The Indenture Trustee may appoint one or more co-registrars (“Note Co-Registrars”) for the Notes and may terminate any such appointment at any time upon written notice. The term “Note Registrar” includes any Note Co-Registrar. The Indenture Trustee shall initially act as Note Registrar and Paying Agent.

The Person in whose name a Note shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes and the Owner Trustee and the Indenture Trustee shall not be affected by any notice to the contrary, and payment of or on account of either principal or interest on the Note shall be made only to the registered holder thereof on the applicable record date for payment. All such payments shall be valid and effective to satisfy and discharge the liability upon the Note to the extent of the sums so paid.

Upon due presentation for registration of transfer of any Note at the Indenture Trustee Office, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes, with the same maturity and interest rate, and in an equal aggregate principal amount and dated the same date and bearing identification numbers not contemporaneously or previously Outstanding. Prior to the Indenture Trustee effecting any registration of transfer of any Note, the Noteholder seeking such registration shall be required to certify to the Indenture Trustee that such transfer has been registered under the Securities Act or is exempt from such registration pursuant to an exemption under the Securities Act, including, without limitation, Rule 144A thereunder, and, if requested by the Indenture Trustee, shall be required to deliver an Opinion of Counsel satisfactory to the Indenture Trustee to such effect.

Any Note or Notes may be exchanged for a Note or Notes, with the same maturity and interest rate, and in an equal aggregate principal amount and dated the same date. Notes to be exchanged shall be surrendered at the Indenture Trustee Office or at any office or agency to be maintained by the Indenture Trustee for the purpose as provided herein, and the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, the Note or Notes which the Noteholder making the exchange shall be entitled to receive, bearing identification numbers not contemporaneously or previously Outstanding, and shall make a notation thereon of the amount of all payments or prepayments of principal previously made on the old Note with respect to which such new Note is issued and the date to which interest on such old Note has been paid. Each Note presented or surrendered for issue and registration of a new Note or Notes shall be duly endorsed, or shall be accompanied by a written instrument of transfer fully executed by, the Noteholder or its attorney duly authorized in writing.

All Notes issued upon any registration of transfer of Notes shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same right, lien, security, preference and priority by virtue of this Indenture, as the Notes surrendered upon such registration of transfer. The Indenture Trustee shall not be required to register the transfer of any surrendered Note as above provided during the 15-day period preceding the due date of any payment on such Note.

All Notes shall at original issuance thereof and at any time thereafter bear the following legend:

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE LESSEE (THE ISSUER OF THE SECURITIES REPRESENTED BY THIS NOTE), THAT SUCH REGISTRATION IS NOT REQUIRED.

Except as set forth in Section 2.9 hereof, none of the Trust Company, the Owner Trustee, the Indenture Trustee (in either case except in a fiduciary capacity) or the Lessee shall be permitted to acquire any Note.

Section 2.7. Mutilated, Destroyed, Lost or Stolen Notes. If any Note shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the holder of such Note, execute and deliver in replacement thereof a new Note, with the same terms, including maturity, interest rate, and principal amount and dated the same date and bearing identification numbers not contemporaneously or previously Outstanding, as the Note so mutilated, destroyed, lost or stolen. If the Note being replaced had become mutilated, such Note shall be surrendered to the Indenture Trustee for cancellation. If, notwithstanding the last sentence of Section 2.6 hereof, the Owner Trustee shall acquire any of the Notes, such acquisition shall not operate as a prepayment, redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Indenture Trustee for cancellation. If the Note being replaced has been destroyed, lost or stolen, the holder of such Note shall furnish to the Owner Trustee, the Owner Participant and the Indenture Trustee such security or indemnity as may be reasonably required by them to save the Owner Trustee, the Owner Participant and the Indenture Trustee harmless and shall furnish evidence satisfactory to the Owner Trustee and the Indenture Trustee of the destruction, loss or theft of such Note and the ownership thereof; provided, however, that if the holder of such Note shall be an insurance company or other financial institution with combined capital and surplus of not less than the greater of $50,000,000 or four times the aggregate principal amount of Notes held by such holder, the written undertaking of such holder delivered to the Owner Trustee and the Indenture Trustee shall be sufficient security and indemnity. The Indenture Trustee shall authenticate each new Note on written request by the Owner Trustee and shall make a notation thereon of the amount of all payments or prepayments of principal previously made on the old Note with respect to which such new Note is issued and the date to which interest on such old Note has been paid.

Section 2.8. Payment of Expenses on Transfer. Upon the execution, authentication and delivery of any new Note or Notes pursuant to Section 2.6 or 2.7 hereof, the Owner Trustee and the Indenture Trustee each may require from the party requesting such new Note or Notes payment of a sum to reimburse the Owner Trustee and the Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Owner Trustee or the Indenture Trustee. Except as aforesaid, no service charge will be made to any Noteholder by the Owner Trustee or Indenture Trustee in connection with any transfer or exchange of any Note.

Section 2.9. Option To Purchase Notes. Each holder of Notes, by accepting a Note, has thereby agreed that if an Indenture Event of Default which results from a Lease Event of Default shall have occurred and be continuing, the Owner Trustee or the Owner Participant may give written notice to the Indenture Trustee of its intention to purchase all of the Notes then Outstanding in accordance with this Section 2.9, which notice, in order to be effective, shall state that it is irrevocable and shall designate a date as the date for such purchase. Upon receipt of such notice by the Indenture Trustee, on the purchase date specified in such notice: (a) if (i) the Indenture Trustee has not sought to exercise any of the remedies set forth in Section 7.5, 7.6, 7.7, 7.13 or 7.14 hereof, sought to dispossess the Lessee of Buyer’s Transponders or sought to terminate the Lease or given notice to the Owner Trustee of its intention to exercise any of the foregoing remedies, (ii) the Indenture Trustee has not declared all the Notes due and payable pursuant to Section 6 hereof, and (iii) 180 days have not elapsed since the occurrence of such Indenture Event of Default, the Owner Participant or the Owner Trustee, as the case may be, will purchase all of the Notes then Outstanding for an amount equal to the aggregate unpaid principal amount of all Notes, plus the Premium Amount (if any), together with accrued but unpaid interest thereon (at the Applicable Rate but not any Overdue Rate) to but excluding the date of such receipt, or (b) if clause (a) of this Section 2.9 is not applicable, the Owner Participant or the Owner Trustee, as the case may be, will purchase all of the Notes then Outstanding for an amount equal to the aggregate unpaid principal amount of all Notes, together with accrued but unpaid interest thereon (at the Applicable Rate but not any Overdue Rate) to but excluding the date of such receipt, and, in each case, each Noteholder will forthwith sell, assign, transfer and convey to the Owner Trustee (without recourse or warranty of any kind other than of title to the Notes so conveyed), all the right, title and interest of such Noteholder in and to the Indenture Estate, this Indenture and all Notes held by such Noteholder, and the Owner Trustee or the Owner Participant, as the case may be, shall thereupon assume all such Noteholder’s rights and obligations under this Indenture and such Notes; provided, however, that no such Noteholder shall be required so to convey the Notes held by it unless (x) all other Notes at the time Outstanding shall be simultaneously purchased (other than Notes not tendered by any Noteholder in default of its obligations under this Section 2.9 or not tendered by reason of the application of clause (y) of this proviso) by the Owner Trustee or the Owner Participant, as the case may be, pursuant to this Section 2.9 and (y) such conveyance shall not be in violation of any Applicable Laws. All charges and expenses required to be paid pursuant to Section 2.8 hereof in connection with the execution, delivery or authentication of any new Notes pursuant to this Section 2.9 shall be borne by the Person requesting such new Notes. The Indenture Trustee shall not commence the exercise of any remedy under Section 7 hereof or under Section 16 of the Lease without having given 20 days’ prior written notice thereof to the Owner Trustee and the Owner Participant. For the avoidance of doubt, the purchase price for any purchase of Notes made pursuant to this Section 2.9 as a result of an Indenture Event of Default which results from a Lease Event of Default under Section 15(j) of the Lease shall include the then-applicable Premium Amount. Notwithstanding anything to the contrary contained herein, the rights of the

Owner Trustee and the Owner Participant set forth in this (b) of this Section 2.9 shall be suspended during any Lessee OP Restricted Period.

Section 2.10. Notices of Redemptions, Purchases or Exchange. (a) Promptly, and in any event within one (1) Business Day, after the Owner Trustee receives written notice from the Lessee which indicates that there is a binding and irrevocable obligation to redeem the Notes under Section 2.3 hereof, Section 2.4 hereof or Section 2.5 hereof or an Exchange to be made under Section 2.11 hereof, the Owner Trustee, the Owner Trustee shall give written notice to the Indenture Trustee of any such redemption or Exchange. It is acknowledged and agreed that, pursuant to the Participation Agreement, the Lessee is required to give written notice to the Owner Trustee (with a copy to the Indenture Trustee and the Noteholders) of any such redemption or Exchange on the first date on which the Lessee’s obligation to consummate such redemption or Exchange becomes binding and irrevocable in accordance with the applicable provisions of the Participation Agreement or the Lease, such date to be, in any event, at least ten (10) days prior to the date such redemption or Exchange is to be consummated. In addition, if the Owner Trustee or the Owner Participant intends and is permitted to exercise its rights to purchase the Notes under Section 2.9 hereof, the Owner Trustee shall give written notice of such purchase to the Indenture Trustee at least 20 days prior to the date of purchase.

(b) After receipt of any notice of redemption, purchase or Exchange under Section 2.10(a) hereof (which shall indicate that there is a binding and irrevocable obligation to redeem the Notes), the Indenture Trustee shall give notice to all Noteholders by delivery by hand or by first-class registered or certified mail, postage prepaid, of any redemption of the Notes under Section 2.3, 2.4 or 2.5 hereof, any purchase of Notes pursuant to Section 2.9 hereof or any Exchange under Section 2.11 hereof, such notice to be given within one (1) Business Days after such receipt by the Indenture Trustee.

All notices of redemption, purchase or Exchange shall be prepared by the Lessee (or in the case of any purchase pursuant to Section 2.9 hereof, the Owner Trustee) and shall state:

(1) the date of redemption, purchase or Exchange,

(2) the Section and clause of this Indenture pursuant to which the redemption, the purchase or the Exchange is being made,

(3) with respect to redemption, purchases or Exchanges in whole of Notes issued hereunder on the date of redemption, purchase or Exchange, the amount which will or has become due and payable or will be or has been exchanged with respect to such Notes, and

(4) the place or places where such Notes are to be surrendered or presented for redemption, purchase or Exchange.

Section 2.11. Exchange of Obligations of Owner Trustee or the Lessee. The Lessee may, subject to Section 11.08 of the Participation Agreement and Section 2.5(a)(viii) hereof, elect to satisfy all of the rights and obligations of the Owner Trustee under this Indenture with respect to the redemption of the Notes pursuant to Section 2.4(c), 2.4(f), 2.5(a)(i), 2.5(a)(ii) and 2.5(a)(iv) hereof by in effect assuming such obligations as provided in this Section 2.11 in lieu of redeeming the Notes. In addition, to the extent permitted and required by Section 10.02(d) or Section 11.07(h) of the Participation Agreement, the Lessee shall, subject to the conditions set forth below in this Section 2.11, assume the Owner Trustee’s obligations under the Notes. Upon the occurrence of any event contemplated by the first two sentences of this Section 2.11, the Notes shall be mandatorily exchanged for secured, full recourse notes of the Lessee to be issued under a new indenture, as described below (an “Exchange”). Such notes will be issued on the date specified in the notice given pursuant to Section 2.10 hereof with respect to an Exchange (any such date being the same date on which such redemption would otherwise occur and being referred to hereinafter as the “Exchange Date”). The following shall be conditions to the issuance of any new notes in exchange for the Notes:

(a) the Lessee shall have paid all amounts of Rent (if applicable) and any other amounts then due by it under the Transaction Documents;

(b) the notes issued in exchange for the Notes shall bear interest from the date which interest was last paid on the Notes and shall be issued in the then current principal amount, bear the same interest rate, be payable in installments in the same manner, mature in the same installments (if any), have the same final maturity and otherwise have substantially the same terms as the Notes being exchanged therefor;

(c) the Lessee shall have delivered to the Indenture Trustee a certificate, dated the Exchange Date, of a Responsible Officer of the Lessee stating that the Lessee has paid to the Owner Trustee all amounts required to be paid by it to the Owner Trustee pursuant to the Transaction Documents in connection with such Exchange and all the conditions provided for in this Section 2.11 have been satisfied;

(d) the new notes shall be issued under an indenture substantially in the form of this Indenture with such changes as may be appropriate to reflect the issuance of secured notes on a full recourse basis against the Lessee for its obligations thereunder and as approved by the Majority Interest of Noteholders and the Lessee;

(e) each of the Guarantors shall have executed and delivered a guarantee, substantially in the form of the Guarantee Agreement with such changes as may be appropriate to reflect the issuance, and guarantee, of secured notes on a full recourse basis against the Lessee and as approved by the Majority Interest of Noteholders and the Lessee;

(f) the Indenture Trustee shall have received, on or prior to the Exchange Date, evidence of all corporate action referred to in the Opinion or Opinions of Counsel referred to below;

(g) the Indenture Trustee and the Owner Trustee shall have received an Opinion or Opinions of Counsel for the Lessee dated the Exchange Date, which without unusual qualification shall be (i) to the effect that, after giving effect to the new indenture referred in Section 2.11(d) hereof, such indenture and the notes being issued thereunder constitute legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and (ii) to such other effect as shall be customary in opinions delivered to such Persons in connection with the issuance of similar secured notes and as approved by the Indenture Trustee and the Lessee;

(h) the Indenture Trustee and the Owner Trustee shall have received an Opinion or Opinions of Counsel for the Guarantors dated the Exchange Date, which without unusual qualification shall be (ii) to the effect that, after giving effect to the new guarantees referred to in Section 2.11(e) hereof, such guarantees constitute the legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors, in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and (y) to such other effect as shall be customary in opinions delivered to such Persons in connection with the issuance of a guarantee of similar secured notes and as approved by the Indenture Trustee and the Lessee; and

(i) the new notes shall be secured by first priority security interests in Buyer’s Transponders and the Satellite, the XM Agreements (or replacements of the XM Agreements to the extent necessary or advisable to permit operation and service of Buyer’s Transponders and the Satellite in the event the Indenture Trustee forecloses on the Lien of the Indenture Estate) and all other relevant collateral constituting part of the Indenture Estate.

If all of the foregoing conditions are satisfied, then, automatically and without the requirement of further action by any Person, effective as of the Exchange Date, the Owner Trustee shall be released from all of its obligations under this Indenture in respect of the exchanged Notes (other than any obligations or liabilities of the Owner Trustee in its individual capacity incurred on or prior to the Exchange Date or arising out of or based upon events that occurred on or prior to the Exchange Date and are not solely attributable to any default by the Lessee, Holdings or any Guarantor, individually or in any combination, under any Operative Document, which obligations and liabilities shall remain the sole responsibility of the Owner Trustee). Any Notes which are not actually surrendered and canceled shall be deemed to have been so surrendered and canceled and exchanged for the new notes issued in accordance with this Section 2.11.

Section 2.12. Appointment to Fill a Vacancy in Office of Indenture Trustee. The Owner Trustee, whenever necessary to avoid or fill a vacancy in the office of Indenture Trustee, will, with the consent of the Lessee, appoint, in the manner provided in Section 9.7 hereof, an Indenture Trustee, so that there shall at all times be an Indenture Trustee hereunder; provided, however, that no such consent of the Lessee shall be required if a Payment Default, Bankruptcy Default or Lease Event of Default has occurred and is continuing.

Section 2.13. Paying Agents. Whenever the Indenture Trustee in its sole discretion shall appoint a Paying Agent, it will cause the Paying Agent to execute and deliver an instrument in which the Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section 2.13:

(a) that it will hold all sums received by it as such agent for the payment of the principal of, and interest and Premium Amount, if any, and all other amounts due and owing with respect to the Notes as set forth in such Notes or any schedule thereto (whether such sums have been paid to it by the Indenture Trustee or the Owner Trustee) in trust for the benefit of the Noteholders or of the Indenture Trustee; and

(b) that it will give the Indenture Trustee notice of any failure by the Owner Trustee to make any payment of the principal of or interest or Premium Amount or any other amount due and owing on the Notes as set forth in such Notes or any schedule thereto when the same shall be due and payable.

Anything in this Section 2.13 to the contrary notwithstanding, the Owner Trustee may at any time for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Indenture Trustee all sums held in trust by the Owner Trustee or any paying agent hereunder, such sums to be held by the Indenture Trustee in trust as provided herein.

Anything in this Section 2.13 to the contrary notwithstanding, the agreements to hold in trust as provided in this Section 2.13 are subject to the provisions of Sections 19 and 20 hereof.

Section 2.14. Holder Lists; Ownership of Notes. The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders. If the Indenture Trustee is not the Note Registrar, the Note Registrar shall furnish to the Indenture Trustee semi-annually not more than five days after each record date of payment, as of such record date of payment, or at such other times as the Indenture Trustee may request in writing, a list, in such form and as of such date as the Indenture Trustee may reasonably require, containing all the information in the possession or control of the Note Registrar as to the names and addresses of the Noteholders and the amounts of the Notes held by such Noteholders. Ownership of the Notes shall be proved by the Note Register kept by the Note Registrar.

Section 3. Covenants and Representations and Warranties of Owner Trustee, etc

Section 3.1. Certain Agreements of Owner Trustee. The trust for which the Owner Trustee serves as trustee under the Trust Agreement will not directly or indirectly: (a) engage in any business or activity other than the carrying out of the business, activities and transactions contemplated by the Transaction Documents; (b) by affirmative act, create, incur, assume, guaranty, agree to purchase or repurchase or provide funds in respect of any indebtedness, liability or obligation other than (i) indebtedness evidenced by the Notes, (ii) all other indebtedness at any time secured by this Indenture and (iii) as expressly permitted by the Transaction Documents; or (c) purchase or agree to purchase any property or asset (other than as expressly contemplated by the Transaction Documents); provided that, the agreement of the Owner Trustee in this Section 3.1 shall not in any way impact the activities of the Owner Trustee (in any capacity other than as trustee under the Trust Agreement in respect of the trust) or the Trust Company.

Section 3.2. Notice of Indenture Event of Default; Furnishing Copies of Documents. Promptly upon the Lease being executed by the parties thereto, the Owner Trustee will deliver to the Indenture Trustee the original executed counterpart thereof, which shall be identified as such as provided in Section 22 of the Lease. If the Owner Trustee shall have Actual Knowledge of an Event of Loss or Indenture Event of Default, the Owner Trustee shall give prompt notice thereof by telecopier, telex or telephone (confirmed in the case of notice by telephone by written notice sent in the manner provided in Section 14 hereof) to the Indenture Trustee describing in reasonable detail the action, if any, the Owner Trustee is taking or proposes to take with respect thereto. For all purposes of this Indenture, in the absence of Actual Knowledge on the part of the Owner Trustee, the Owner Trustee shall not be deemed to have knowledge of an Event of Loss or Indenture Event of Default. The Owner Trustee shall furnish to the Indenture Trustee (provided, in the case of any successor to the Indenture Trustee, that such successor has agreed to the provisions of Sections 13.01 and 13.15 of the Participation Agreement), promptly upon receipt thereof, a duplicate or copy of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under any Transaction Document, to the extent that any of the same shall not state on its face or otherwise that it has already been distributed to the Indenture Trustee.

Section 3.3. Certain Limitations on Actions of Owner Trustee, etc. The Owner Trustee will not take any action expressly prohibited by the terms of this Indenture or any other Operative Document with respect to any part of the Indenture Estate that might adversely affect the Indenture Trustee or any Noteholder except with the prior written concurrence of the Indenture Trustee and such other consents as are required by the terms of this Indenture. The Owner Trustee represents and warrants that it has not assigned, pledged or otherwise disposed of, and hereby covenants that it will not assign, pledge or otherwise dispose of, so long as this Indenture shall remain in effect, any of its estate, right, title or interest subject to this Indenture to anyone other than the Indenture Trustee (except as expressly permitted under the applicable provisions of the Transaction Documents). The Owner Trustee further covenants that it will not, except with the prior written concurrence of the Indenture Trustee or as expressly provided in or permitted by Section 13.1 or 16.4 hereof or any other provision of this Indenture or with respect to any property not constituting part of the Indenture Estate, (a) exercise any election or option, or give any notice, consent, waiver or approval, or take any other action, under or in respect of any Granting Clause Document (except in respect of Excepted Payments); (b) accept any payment (other than any Excepted Payment) from, or settle or compromise any claim against, the Lessee under any Granting Clause Document (except in respect of Excepted Payments); (c) submit or consent to the submission to arbitration of any dispute, difference or other matter arising under or in respect of any Granting Clause Document (unless the rights of the Indenture Trustee and the Noteholders are not adversely affected thereby) other than in respect of Excepted Payments; (d) take any action expressly prohibited by the terms of this Indenture or any other Operative Documents, the taking of which might result in an alteration or impairment of any Note or any Granting Clause Document (except in respect of Excepted Payments) or any of the rights or security created or effected thereby; or (e) cancel, terminate, amend or modify, or consent to the same in respect of, any Granting Clause Document.

Section 3.4. Payment of Moneys to Indenture Trustee. The Owner Trustee agrees that promptly on receipt thereof it will transfer to the Indenture Trustee any and all moneys from time to time received by it (other than from the Indenture Trustee) constituting part of the Indenture Estate, for distribution or retention by the Indenture Trustee pursuant to this Indenture.

Section 3.5. Further Assurances; Financing Statements. At any time and from time to time, upon the request of the Indenture Trustee, the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents presented to it as the Indenture Trustee may reasonably deem necessary or desirable in obtaining the full benefits of the Lien created or intended to be created hereby and of the rights and powers herein granted. Upon the instructions at any time and from time to time of the Indenture Trustee, the Owner Trustee shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), or any other similar document relating to the Lien of this Indenture, presented to it for signing or filing as may be specified in such instructions.

Section 3.6. Appointment of Indenture Trustee as Attorney-in-Fact. The Owner Trustee hereby unconditionally appoints and constitutes the Indenture Trustee the true and lawful attorney-in-fact of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise) to ask, require, demand and receive any and all moneys and claims for moneys due and to become due that are part of the Indenture Estate under or arising out of any Granting Clause Document and to endorse any checks or other instruments or orders in connection therewith that are part of the Indenture Estate.

Section 3.7. Liability of Owner Trustee Under Granting Clause Documents; Absence of Liability of Indenture Trustee. Anything herein to the contrary notwithstanding, the Owner Trustee shall remain liable under each Granting Clause Document to which it is a party to perform all the obligations (if any) assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. The Indenture Trustee shall not have any obligation or liability under any Granting Clause Document by reason of or arising out of the assignment of any Granting Clause Document assigned pursuant to this Indenture nor shall the Indenture Trustee be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligation of the Owner Trustee or the Lessee under or pursuant to any such Granting Clause Document or, except as herein expressly provided, make any payment, or make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 3.8. Representations and Warranties. NONE OF TRUST COMPANY, THE OWNER TRUSTEE OR THE OWNER PARTICIPANT MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, MERCHANTABILITY, DESIGN, QUALITY, DURABILITY, OPERATION OR FITNESS FOR USE OR PURPOSE OF THE SATELLITE, ANY OF BUYER’S TRANSPONDERS OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SATELLITE, ANY OF BUYER’S TRANSPONDERS OR ANY PART THEREOF OR OTHERWISE, except that Trust Company hereby represents, warrants and covenants to the Indenture Trustee for the benefit of each Noteholder that (a) the Owner Trustee shall have received on the Closing Date whatever title to Buyer’s Transponders as was granted and conveyed to it, free and clear of Lessor Liens created by or attributable to Trust Company, (b) the Transaction Documents to which Trust Company is a party have been duly authorized, and have been duly executed and delivered by one or more of its officers and each such Transaction Document (to the extent of Trust Company’s representations, warranties, covenants and other agreements made therein) constitutes the legal, valid and binding obligation of Trust Company enforceable against Trust Company in accordance with the terms thereof subject, as to enforcement, to bankruptcy, reorganization, insolvency, receivership, moratorium and other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general equitable principles, and (c) each of Trust Company and (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) the Owner Trustee, has (or, in the case of the Lease, the Owner Trustee will have) the corporate authority to enter into and perform its duties and obligations under the Transaction Documents to which it is (or, in the case of the Lease, the Owner Trustee will be) a party. The Owner Trustee hereby represents, warrants and covenants to the Indenture Trustee for the benefit of each Noteholder, that (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) each Transaction Document to which it is (or, in the case of the Lease, will be) a party (to the extent of the Owner Trustee’s representations, warranties, covenants and other agreements made (or, in the case of the Lease, that will be made) thereunder) constitutes (or, in the case of the Lease, will constitute) the legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with the terms thereof, subject, as to enforcement, to bankruptcy, reorganization, insolvency, receivership, moratorium and other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general equitable principles. The Owner Trustee makes no representation or warranty as to the validity, legality or enforceability of any Transaction Document in respect of any other party thereto or as to the correctness of any statement contained in any thereof (unless any such statement is expressly made therein by the Owner Trustee) except as expressly set forth in the Participation Agreement.

Section 3.9. Owner Trustee Not Acting in Individual Capacity; Successor Owner Trustee. The Indenture Trustee and each Noteholder (by its acceptance of a Note) acknowledge that the Trust Company is entering into this Indenture solely as the Owner Trustee under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall it (or any entity acting as successor Owner Trustee under the Trust Agreement) or the Owner Participant be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of the Owner Trustee hereunder, as to all of which the Indenture Trustee and the Noteholders agree to look solely to the Indenture Estate, except that Trust Company (and not the Lessor’s Estate or the Indenture Estate) shall be liable (a) for its own willful misconduct or gross negligence; (b) in the case of the inaccuracy of any of its representations or warranties or the failure to perform any covenant of Trust Company contained in or referred to in Section 3.8 hereof or in Sections 4.04, 5.03 and 5.05(b) of the Participation Agreement (to the extent applicable to Trust Company); and (c) for the failure to use ordinary care in the distribution of moneys received by it in accordance with the provisions hereof. If a successor Owner Trustee shall be appointed in accordance with the terms of the Trust Agreement such successor Owner Trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder. In the case of any appointment of a successor to the Owner Trustee pursuant to the Trust Agreement or any merger, consolidation or transfer of substantially all the corporate trust business of the Owner Trustee, the successor Owner Trustee in its individual capacity shall give prompt written notice thereof to the Indenture Trustee and the Noteholders, except if the Owner Trustee shall be the survivor of any such merger or consolidation.

Section 3.10. Trust Agreement. The Owner Trustee agrees that, so long as any of the Notes shall be Outstanding, it shall not enter into any amendment or supplement to the Trust Agreement (other than an amendment or supplement solely for the purpose of appointing a successor trustee or a co-trustee pursuant to Article VIII thereof or any other amendment which does not adversely affect the interests of the Noteholders) without the prior approval of the Indenture Trustee. This Indenture shall not be affected by any amendment or supplement to the Trust Agreement requiring such approval and not so approved. No such approval shall be required for any amendment or supplement pursuant to which a transfer is effected pursuant to Article XII of the Participation Agreement, pursuant to any requirement of an Operative Document or pursuant to any Equity Wrap Document; provided such transfer is effected in accordance with any requirement of such Article XII, or such Operative Document or Equity Wrap Document (as amended, waived or modified only in accordance therewith) for the benefit of the Noteholders or the Indenture Trustee. The Owner Trustee covenants and warrants that it will not take any action to terminate or revoke the Trust Agreement so long as any of the Notes or any unpaid obligations under or secured by this Indenture shall remain Outstanding, except with the prior approval of the Indenture Trustee.

Section 4. No Credit for Payment of Taxes. The Owner Trustee shall not be entitled to any credit against the principal of or interest payable on the Notes, or any other sums that may become payable under the terms thereof or hereof, by reason of the payment of any tax on any of Buyer’s Transponders or any part thereof; provided that the Owner Trustee shall not be obligated to reimburse the Indenture Trustee or any Noteholder for amounts required to be withheld by the Indenture Trustee for any taxes and no Indenture Default or Indenture Event of Default shall occur as a result of any such withholding.

Section 5. Application of Proceeds from Indenture Estate. All moneys received and other amounts realized by the Indenture Trustee as provided by any Transaction Document shall be applied or distributed as hereinafter provided in this Section 5.

Section 5.1. Application of Proceeds Prior to Default. Except as otherwise provided in Sections 5.3 and 5.5 hereof, the Indenture Trustee shall apply all payments in respect of Base Rent and of Supplemental Rent under Sections 3(b)(ii), 3(b)(iv) and 3(c) of the Lease as well as any payment in respect of interest on any overdue amount of Base Rent or of such Supplemental Rent received by it as follows:

(a) so much of such payments as shall be required to pay in full the aggregate amount of principal of, and Premium Amount (if any), interest on, and any other amounts then due on the Notes then Outstanding (including any interest at the Overdue Rate on overdue principal and to the extent permitted by Applicable Laws, overdue interest and Premium Amount) shall be applied to the payment of such principal, Premium Amount, interest and other amounts, such application to be made in accordance with the terms of the Notes ratably, without priority of one over the other, in the proportion that the amount then due and payable in respect of each Note bears to the aggregate amount then due and payable in respect of all Notes then Outstanding; and

(b) the balance, if any, of such payments remaining thereafter shall be remitted by the Indenture Trustee to the Owner Trustee; provided that if a Lease Event of Default or an Indenture Default arising from a Bankruptcy Default under the Lease or an Indenture Default arising under Section 6(f), 6(g) or 6(h) hereof (collectively, the “Covered Defaults and Covered Events of Default”), shall have occurred and be continuing, then such balance shall not be distributed to the Owner Trustee pursuant to the provision in this paragraph (b) found prior to this proviso, but shall be held by the Indenture Trustee as part of the Indenture Estate until whichever of the following shall first occur:

(i) All such Covered Defaults or Covered Events of Default shall have been cured, waived or discontinued, in which event such balance shall be distributed as provided in clause (b) above;

(ii) Such Covered Defaults or Covered Events of Default shall have continued for a period of 180 days, in which event such balance shall be distributed as provided in clause (b) above; and

(iii) Section 5.5 hereof shall be applicable in which event such balance shall be distributed in accordance with the provisions thereof.

Section 5.2. Application of Other Amounts Held by Indenture Trustee upon Rent Default. Except as otherwise provided in Section 5.5 hereof, if as a result of (a) any failure by the Lessee to pay any installment of Base Rent or of Supplemental Rent under Section 3(b)(ii), 3(b)(iv) or 3(c) of the Lease on any day when such installment is due or (b) any Indenture Default or Indenture Event of Default, there shall not have been distributed on any Rent Payment Date the full amount then distributable pursuant to clause (a) of Section 5.1 hereof, the Indenture Trustee shall apply other payments of the character referred to in Section 5.7(a) hereof then held by it or thereafter received by it to the Notes to the extent necessary to make the payments then due pursuant to such clause (a) of Section 5.1 hereof.

Section 5.3. Retention of Amounts by the Indenture Trustee. If at the time of receipt by the Indenture Trustee of any payment in respect of Base Rent or of Supplemental Rent under Sections 3(b)(ii), 3(b)(iv) or 3(c) of the Lease (whether or not then overdue) or of any payment in respect of interest on any overdue installment of Base Rent or of Supplemental Rent, or of any payment otherwise distributable pursuant to Section 5.6 or 5.7(a) hereof, there shall have occurred and be continuing a Covered Default or Covered Event of Default of which the Indenture Trustee shall have Actual Knowledge, the Indenture Trustee shall retain such amount (to the extent not required to be applied pursuant to clause (a) of Section 5.1 hereof) as part of the Indenture Estate and invest such amount in accordance with the terms of Section 9.10 hereof, and at such time as there shall not be continuing a Covered Default or Covered Event of Default of which the Indenture Trustee shall have Actual Knowledge, the Indenture Trustee shall distribute such amount pursuant to clause (b) of Section 5.1 hereof (or as provided in Section 5.6 or 5.7(a) hereof in the case of any payment distributed pursuant to either such Section); provided, however, that, except during a Lessee OP Restricted Period, any such amounts must be distributed by the Indenture Trustee pursuant to clause (b) of Section 5.1 hereof (or as provided in Section 5.6 or 5.7(a) hereof in the case of any payment distributed pursuant to either such Section) within 180 days after the occurrence of such Covered Default or Covered Event of Default (or upon receipt of such amounts, if received thereafter) unless, on or prior to such 180th day, (1) the Indenture Trustee shall have declared the Notes, or the Notes shall be deemed to have been declared, due and payable pursuant to Section 6 hereof or (2) the Indenture Trustee shall have declared the Lease to be in default pursuant to Section 16 thereof and shall have commenced the enforcement of its rights and remedies under such Section 16.

Section 5.4. Application of Payments upon an Event of Loss, Termination or Purchase of Buyer’s Transponders; Other Redemptions

(a) Except as otherwise provided in Section 5.5 hereof, the Indenture Trustee shall apply all moneys received by it under Sections 2.3, 2.4 and 2.5 hereof, under Sections 8, 12(a), 12(b), 12(d), 19(a) and 19(b) of the Lease, under Articles X and XI of the Participation Agreement, to the redemption of the Notes in the following order of priority:

(i) first, in the manner provided in Section 5.5(a)(i),

(ii) second, in the manner provided in Section 5.5(a)(ii),

(iii) third, in the manner provided in Section 5.5(a)(iii),

(iv) fourth, in the manner provided in Section 5.5(a)(iv), and

(v) fifth, in the manner provided in Section 5.5(a)(v),

provided, that if, in the case of an Event of Loss, the proviso to the first sentence of Section 12(a) of the Lease shall be applicable, with the result that two payments shall be made pursuant to such Section, the Indenture Trustee shall apply each such payment, to the extent thereof, in accordance with this paragraph (a) but the aggregate amount distributed pursuant to subparagraph (i) or (ii) of this paragraph (a) out of both such payments shall not exceed the aggregate amount distributable under such subparagraph in respect of such Event of Loss.

(b) Except as otherwise provided in Section 5.5 hereof, any amounts received directly or indirectly from any governmental authority, insurer or other party pursuant to any provision of Section 9 or 12 of the Lease as a result of loss or damage not constituting an Event of Loss with respect to any Transponder, or as a result of such loss or damage constituting an Event of Loss, if and to the extent that such amounts would at the time be required to be paid to the Lessee pursuant to such Section 12 but for the fact that a Lease Event of Default, a Payment Default or a Bankruptcy Default shall have occurred and be continuing, shall be held by the Indenture Trustee as security for the obligations of the Lessee under the Lease and the Participation Agreement and shall be invested in accordance with the terms of Section 9.10 hereof, and at such time as the conditions for payment to the Lessee specified in such Section 9 or 12, as the case may be, shall be fulfilled and there shall not be continuing any Lease Event of Default, Payment Default or Bankruptcy Default, such amount, and the proceeds of any investment thereof, shall, to the extent not theretofore applied, be paid to the Lessee to the extent provided in the Lease.

Section 5.5. Payments After Indenture Event of Default. (a) The Indenture Trustee shall apply all moneys received and amounts held or realized by it (including any amounts realized by the Indenture Trustee pursuant to the exercise of any of the remedies pursuant to this Indenture or Section 16 of the Lease) after either (x) the Lease shall have been declared in default pursuant to Section 16 thereof or (y) the outstanding principal of the Notes shall have been declared or deemed to have been declared to be immediately due and payable pursuant to Section 6 hereof and all moneys then held or thereafter received by it under this Indenture or under any Granting Clause Document as part of the Indenture Estate, in the following order of priority:

(i) first, so much of such payments and amounts as shall be required to reimburse the Indenture Trustee for any tax or other expense (including, without limitation, the reasonable expenses and disbursements of its agents and reasonable legal fees and expenses) incurred or paid by it with its own funds (to the extent incurred in connection with its duties as the Indenture Trustee and to the extent reimbursable and not previously reimbursed) and to provide (to the extent not theretofore paid by the Lessee pursuant to Section 9.02(b) of the Participation Agreement) reasonable compensation for its services hereunder shall be paid to the Indenture Trustee for application to itself;

(ii) second, so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Noteholders for indemnity obligations incurred pursuant to Section 9.1(c) hereof (to the extent not previously reimbursed) shall be distributed to such then existing or prior Noteholders in accordance with the amount of any payments or deposits made by each such then existing or prior Noteholder pursuant to Section 9.1(c) hereof; and in case the aggregate amount so to be paid to all such existing and prior Noteholders shall be insufficient to pay all such amounts as aforesaid, then, ratably, without priority of one such Noteholder over any other, in the proportion that the amount of such payments to which each such Noteholder is entitled bears to the aggregate amount of such payments to which all such Noteholders are entitled;

(iii) third, so much of such payments and amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of the Notes then Outstanding, plus any accrued but unpaid interest thereon to the date of distribution (including, to the extent applicable and permitted by Applicable Laws, interest at the Overdue Rate thereon) and Premium Amount, if any, shall be paid to each Noteholder ratably, without priority of one over any other, in the proportion that the unpaid principal of its Notes, plus any such accrued but unpaid interest (including such interest at the Overdue Rate, if any) thereon and Premium Amount, if any, bears to the aggregate unpaid principal amount of all Notes then Outstanding plus any such accrued but unpaid interest (including such interest at the Overdue Rate, if any) thereon and Premium Amount, if any;

(iv) fourth, so much of such payments and amounts remaining shall be required to pay in full any other indebtedness secured by this Indenture to be paid shall be applied to payment of such indebtedness; and

(v) fifth, the balance, if any, of such payments and amounts remaining thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

(b) Each payment on a Note shall be applied, first, to the payment of accrued interest on and Premium Amount, if any, with respect to such Note to the date of such payment, and second, to the payment of any principal on such Note then due thereunder.

Section 5.6. Application of Certain Other Payments. Except as otherwise provided in Section 5.1, 5.2, 5.3, 5.4 or 5.5 hereof, any moneys received by the Indenture Trustee for which provision as to the application thereof is made in the Lease or the Participation Agreement or any other Granting Clause Document, but not elsewhere in this Indenture, shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Lease or the Participation Agreement or such other Granting Clause Document, as the case may be.

Section 5.7. Other Payments. Except as otherwise provided in Section 5.1, 5.2, 5.3, 5.4, 5.5 or 5.6 hereof,

(a) any moneys received and amounts realized by the Indenture Trustee for which no provision as to the application thereof is made in any Transaction Document or elsewhere in this Section 5 shall be distributed forthwith by the Indenture Trustee to the Owner Trustee; and

(b) any moneys received and amounts realized by the Indenture Trustee under the Lease, this Indenture or otherwise with respect to the Indenture Estate after payment in full of the principal of, interest on and Premium Amount, if any (including interest at the Overdue Rate, if any), on all the Notes and all other amounts due with respect to the Notes as set forth in such Notes or any schedule thereto and all other amounts due to the Indenture Trustee, as well as any other amounts remaining as part of the Indenture Estate after such payment in full, shall be distributed forthwith by the Indenture Trustee to the Owner Trustee.

Section 5.8. Excepted Payments. Anything contained herein or in any other Transaction Document to the contrary notwithstanding, any Excepted Payments at any time received by the Indenture Trustee shall be paid over by the Indenture Trustee to the Owner Trustee or other Person entitled thereto as promptly as reasonably practicable.

Section 5.9. Payments to Owner Trustee. Any amount distributable hereunder by the Indenture Trustee to the Owner Trustee shall be paid to the Owner Trustee by wire transfer of immediately available funds at such office and to such account or accounts of such Person or Persons as shall be designated from time to time by written notice from the Owner Trustee to the Indenture Trustee.

Section 5.10. Withholding Taxes. The Indenture Trustee shall withhold any taxes required to be withheld on payments to any Noteholder who is not a “United States person”, within the meaning of the Code, except to the extent that such Noteholder has furnished evidence satisfactory to the Indenture Trustee of any exemption from withholding claimed by such Noteholder and under no circumstances shall the failure of any such Noteholder to receive any amounts so withheld constitute an Indenture Default or an Indenture Event of Default.

Section 6. Indenture Event of Default; Declaration of Notes Due. If one or more of the following events (individually called an “Indenture Event of Default” and collectively called “Indenture Events of Default”) shall occur and be continuing, whether such occurrence shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, subject, however, to the Owner Trustee’s rights under Sections 2.9 and 16 hereof:

(a) a Lease Event of Default (other than, unless the Owner Trustee shall at its sole option so determine and give notice to such effect to the Indenture Trustee, one arising from the failure to make an Excepted Payment when due or arising from a failure by the Lessee to perform or observe any covenant, condition or agreement to be performed or observed by it under the Tax Indemnification Agreement) shall occur and be continuing; or

(b) unless arising as a result of a Lease Default or Lease Event of Default, the Owner Trustee shall, for a period of 15 Business Days, fail to make a payment of the principal of, Premium Amount, if any, interest on, or any other amount due on any Note after the same shall have become due and payable (whether at maturity or on a date fixed for any installment payment of principal and/or interest or a date fixed for any required redemption or by acceleration, declaration, demand or otherwise); or

(c) the Owner Trustee shall default in the due performance or observance by it of any of the terms of Section 3.1, 3.3 or 3.10 hereof in any material respect and any such default shall continue for more than 30 days after the Owner Trustee shall have been given written notice of such default by the Indenture Trustee; or the Owner Participant Guarantee Agreement shall cease to be valid and binding or in full force and effect (other than as a result of a transfer in accordance with the Operative Documents or the Equity Wrap Documents); or

(d) the Owner Participant or Owner Trustee shall default in any material respect in the due performance or observance by it of any other of their respective obligations hereunder, under any Note or under the Participation Agreement, and any such default shall continue for more than 30 days after the Owner Trustee or the Owner Participant, as the case may be, shall have been given written notice of such default by the Indenture Trustee, provided that if such default is capable of cure but cannot be cured by payment of money or by diligent efforts within such 30-day period (the “cure period”) but such diligent efforts shall be properly commenced within the cure period and the Owner Trustee or the Owner Participant, as the case may be, is diligently pursuing, and shall continue diligently to pursue, a remedy of such default, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed 90 days; or

(e) any representation or warranty made by the Owner Participant or the Owner Trustee (in its individual capacity or as the Owner Trustee) pursuant to Sections 4.03, 4.04 and 4.05, respectively, of the Participation Agreement (or any certificate issued confirming any such representation or warranty) or any representation or warranty made by the Owner Trustee (in its individual capacity or as the Owner Trustee) hereunder or under any Note or made by the Owner Participant Guarantor in the Owner Participant Guarantee Agreement shall prove to have been false or incorrect in any material respect on the date as of which made and remain so for more than 30 days after the Owner Trustee, the Owner Participant or the Owner Participant Guarantor, as the case may be, shall have been given written notice thereof by the

Indenture Trustee, provided that if such condition cannot be cured by the payment of money or by diligent efforts within such 30-day period (the “cure period”) but such diligent efforts shall be properly commenced within the cure period and the Owner Trustee, the Owner Participant or the Owner Participant Guarantor, as the case may be, is diligently pursuing, and shall continue diligently to pursue, a remedy of such condition, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed 90 days; or

(f) either the Lessor’s Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or, if at any time the Lessor’s Estate is adversely affected thereby, the Owner Participant or the Owner Participant Guarantor shall (i) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to itself or with respect to any substantial part of its property, or (iv) take corporate or comparable action for the purpose of any of the foregoing; or

(g) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Owner Trustee or the Owner Participant or the Owner Participant Guarantor, as the case may be, a custodian, receiver, trustee or other officer with similar powers with respect to the Lessor’s Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or, if at any time the Lessor’s Estate is adversely affected thereby, the Owner Participant or the Owner Participant Guarantor, as the case may be, or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization of any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Lessor’s Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or, subject as aforesaid, the Owner Participant or the Owner Participant Guarantor, as the case may be, and such order shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof; or

(h) any petition for any relief specified in the foregoing paragraph (g) shall be filed against the Lessor’s Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or, if at any time the Lessor’s Estate is adversely affected thereby, the Owner Participant or the Owner Participant Guarantor, as the case may be, and such petition shall not be dismissed within 60 days;

then, and in any such event, the Indenture Trustee may, and if instructed by the Requisite Percentage of Noteholders shall, at any time thereafter (unless all Indenture Events of Default shall theretofore have been remedied or waived and all costs and expenses, including, without limitation, legal fees and expenses, incurred by or on behalf of the Indenture Trustee or any such Noteholder or Noteholders, shall have been paid by the Owner Trustee) but subject to Section 16.3 hereof, by written notice or notices to the Owner Trustee, declare the principal of all the Notes to be due and payable (except that, in the case of paragraphs (f), (g) and (h) hereof, the principal of the Notes shall be deemed to have been declared automatically to be due and payable), whereupon the same shall forthwith become due and payable, together with interest (including interest at the Overdue Rate, if any) accrued thereon and all other amounts payable with respect to the Notes as set forth in the Notes or any schedule thereto, without presentment, demand, protest or notice, all of which are hereby waived. At any time after such declaration and prior to the sale or disposition of the Indenture Estate, a Majority Interest of Noteholders, by notice to the Indenture Trustee, the Owner Trustee and the Owner Participant, may rescind such a declaration and thereby annul its consequences.

If any default or any false or incorrect representation or warranty with respect to the Owner Trustee referred to in paragraph (d) or (e) of this Section 6 can be cured or remedied, either alone or together with other actions, by the removal of the Owner Trustee and the appointment of a successor Owner Trustee pursuant to Article VIII of the Trust Agreement, such removal and appointment, together with any such other actions, shall be deemed to cure and remedy such default or such false or incorrect representation or warranty, as the case may be. If any default with respect to the Trust Company referred to in paragraph (f), (g) or (h) of this Section 6 can be cured or remedied, alone, by the substitution of the Trust Company with a new entity, such substitution shall be deemed to cure and remedy such default.

SECTION 7. Remedies, etc

Section 7.1. Legal Proceedings. If any one or more Indenture Events of Default shall have occurred and be continuing, the Indenture Trustee may, and if instructed by the Requisite Percentage of Noteholders, shall, subject to Section 9.1(c) hereof, proceed to protect and enforce the right of the Noteholders by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law.

Section 7.2. Cost of Collection. If the Owner Trustee shall fail to pay any principal of, interest (including interest at the Overdue Rate, if any) on or Premium Amount, if any, or any other amount due with respect to any Note as set forth in such Note or any schedule thereto, the Owner Trustee will, so far as may be lawful, pay to the holder of such Note and the Indenture Trustee such further amounts as shall be sufficient to cover the cost and expense of collection, including, without limitation, legal fees and expenses.

Section 7.3. Notice of Claimed Default. If any Noteholder shall serve any notice or demand or take any other action in respect of a claimed default, the Owner Trustee will forthwith give written notice thereof to the Indenture Trustee and the Owner Participant describing the notice, demand or action and the nature of the claimed default.

Section 7.4. No Waiver. Neither failure nor delay on the part of the Indenture Trustee or any Noteholder to exercise any right, remedy, power or privilege provided for herein, in any Note or in any other Transaction Document or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.5. Foreclosure. If any Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may, at any time, at its election, proceed at law or in equity or otherwise to enforce the payment of the Notes at the time Outstanding in accordance with the terms hereof and thereof, and if the Indenture Trustee is in compliance with the provisos to this Section 7.5, to foreclose the Lien of this Indenture in one or more proceedings as against all or, to the extent permitted by Applicable Laws, any part of the Indenture Estate, or any interest in any part thereof, and to have the same sold under the judgment or decree of a court of competent jurisdiction or proceed to take either of such actions; provided that if a Lease Event of Default shall have occurred and be continuing, and as long as no Indenture Event of Default which is not also (or results from) a Lease Event of Default shall have occurred and be continuing, Indenture Trustee may not foreclose the Lien of this Indenture or exercise any of the remedies set forth in Sections 7.6, 7.7, 7.13 and 7.14 hereof, or any similar remedy contemplated by Section 7.16, unless it is simultaneously seeking to exercise a remedy to dispossess the Lessee of Buyer’s Transponders and to terminate the Lease; and provided, further, that the requirements of the immediately preceding proviso shall be inapplicable if the Indenture Trustee is involuntarily stayed or prohibited by Applicable Law, governmental authority or court order from exercising such remedies under the Lease and such involuntary stay or prohibition shall have continued for a period of at least 90 consecutive days and the Indenture Trustee has not breached its obligations under the succeeding sentence during such 90-day period. During such period, the Owner Trustee or Owner Participant shall have the right (but not the obligation) to take such action as is necessary, appropriate or advisable to lift such involuntary stay or prohibition and the Indenture Trustee shall, upon the reasonable request of the Owner Trustee or the Owner Participant, cooperate with the Owner Trustee on such terms as the Indenture Trustee may reasonably request (including, without limitation, indemnification from the Owner Trustee in form and substance reasonably satisfactory to the Indenture Trustee); provided that, any such action taken pursuant to the penultimate sentence of this Section 7.5 shall be at the sole expense of the Owner Trustee. Nothing in this Section 7.5 is intended to derogate from the provisions of Section 7.17 hereof.

Section 7.6. Power of Sale. If an Indenture Event of Default shall have occurred and be continuing, then, subject to compliance with the provisos to Section 7.5 hereof, the Indenture Trustee may (and shall, subject to Section 9.1(c) hereof, upon written request of a Majority Interest of Noteholders) sell, assign, transfer and deliver the whole or, from time to time, to the extent permitted by Applicable Laws, any part of the Indenture Estate or any interest in any part thereof, at any private sale or public auction, with or without demand, advertisement or notice of the date, time or place of sale and any adjournment thereof, or as may be required by Applicable Laws, for cash or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Indenture Trustee in its sole discretion may determine, or as may be required by Applicable Laws, even though it shall not have taken possession of Buyer’s Transponders and shall not have possession thereof at the time of such sale.

Section 7.7. Indenture Trustee Authorized To Execute Deeds, etc. The Owner Trustee hereby unconditionally and irrevocably appoints the Indenture Trustee its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Laws, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if an Indenture Event of Default shall have occurred and be continuing, but subject to compliance with the provisos to Section 7.5 hereof, to execute and deliver all such deeds, bills of sale, assignments, releases and other proper instruments as the Indenture Trustee may consider necessary or appropriate, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. If so requested by the Indenture Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such lawful sale, assignment, transfer or delivery by executing and delivering to the Indenture Trustee or such purchaser, without representation or warranty (express or implied) by the Owner Trustee (except as to the absence of Lessor Liens), and without recourse, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

Section 7.8. Purchase of the Indenture Estate by Indenture Trustee or Noteholders. The Indenture Trustee or any Noteholder may be a purchaser of the Indenture Estate or of any part thereof or of any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder, and may apply to the purchase price the indebtedness secured hereby owing to such purchaser to the extent of such purchaser’s share of the purchase price. Any such purchaser shall, upon any such purchase, acquire title to the properties so purchased, free of the Lien of this Indenture.

Section 7.9. Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Indenture Estate or any part thereof of any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, the receipt of the officer making the sale under judicial proceedings or of the Indenture Trustee shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

Section 7.10. Waiver of Appraisement, Valuation, etc. The Owner Trustee hereby waives, to the full extent it may do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Indenture Estate or any part thereof or any interest therein.

Section 7.11. Sale a Bar. Any sale of the Indenture Estate or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall be a perpetual bar against the Owner Trustee after the expiration of the period, if any, during which the Owner Trustee shall have the benefit of any redemption laws that may not be waived pursuant to Section 7.10 hereof.

Section 7.12. Application of Proceeds of Sale. The proceeds of any sale of the Indenture Estate or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise, together with any moneys at the time held by the Indenture Trustee as part of the Indenture Estate, shall be applied as provided in Section 5.5 hereof.

Section 7.13. Appointment of Receiver. If an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall, subject to compliance with the provisos to Section 7.5 hereof, to the extent permitted by Applicable Laws, be entitled to the appointment of a receiver for all or any part of the Indenture Estate whether such receivership be incidental to a proposed sale of the Indenture Estate or otherwise, and the Owner Trustee hereby consents to the appointment of such receiver and will not oppose any such appointment, so long as the provisos to Section 7.5 hereof have been complied with in all material respects by the Indenture Trustee.

Section 7.14. Possession, Management and Income. If an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee, without further notice, to the extent permitted by Applicable Laws, may (but shall in no event be required to), subject to compliance with the provisos to Section 7.5 hereof, take possession of the Indenture Estate or any part thereof without judicial process, by summary proceedings or otherwise, and may remove the Owner Trustee and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof. The Indenture Trustee shall be under no liability for or by reason of any such taking of possession, removal or holding, operation or management, except that any amounts so received by the Indenture Trustee shall be applied to pay:

(a) all costs and expenses of so taking possession of, holding, operating and managing the Indenture Estate or any part thereof, all other fees and expenses of the Indenture Trustee hereunder, and any Taxes, assessments or other charges, prior to the Lien of this Indenture which the Indenture Trustee may consider it necessary or desirable to pay; and

(b) thereafter, as provided in the priorities set forth in clauses (ii), (iii), (iv) and (v) of Section 5.5 hereof.

Section 7.15. Right of Indenture Trustee To Perform Covenants, etc. If the Owner Trustee shall fail to make any payment or perform any act required to be made or performed by it hereunder or by it (and not the Lessee) under any other Transaction Document or if the Owner Trustee shall fail to release any Lien affecting the Indenture Estate that it is required to release by the terms of this Indenture, the Indenture Trustee upon five days’ notice to the Owner Trustee and the Owner Participant and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Owner Trustee and may take all such action with respect thereto as, in the Indenture Trustee’s opinion, may be necessary or appropriate therefor. All sums so paid by the Indenture Trustee and all costs and expenses (including, without limitation legal fees and expenses) so incurred, together with interest thereon at the Overdue Rate, from the date of payment or incurrence, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate (to the extent not paid by the Lessee) to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

Section 7.16. Remedies, etc., Cumulative. Each right, power and remedy of the Indenture Trustee provided for in this Indenture or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided in this Indenture or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Indenture Trustee of any one or more of the rights, powers or remedies provided for in this Indenture or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise of any such right, power or remedy with respect to any part of the Indenture Estate, shall not preclude the simultaneous or later exercise by the Indenture Trustee of any or all such other rights, powers or remedies, or the simultaneous or later exercise by the Indenture Trustee of any such right, power or remedy with respect to any other part of the Indenture Estate.

Section 7.17. Quiet Enjoyment. Notwithstanding any other provision of this Indenture or the timing of entering into the Lease, neither the Owner Trustee nor the Indenture Trustee nor any Noteholder shall, unless a Lease Event of Default shall have occurred and be continuing, take any action that would interfere with the rights and leasehold of the Lessee under the Lease, including the right to quiet and peaceful possession and use or non-use of Buyer’s Transponders, except in accordance with the express provisions of the Lease or applicable sections of the Participation Agreement, and in the event of any sale or foreclosure or exercising of any remedy by the Indenture Trustee under the Indenture, the Indenture Trustee, shall not, unless a Lease Event of Default shall have occurred and be continuing, disturb, interfere with, or deprive the Lessee of its possession or its right to possession of Buyer’s Transponders or its use of or right to use Buyer’s Transponders under or by virtue of the Lease or any right or privilege granted to or inuring to the benefit of the Lessee (or any person or entity claiming through or under the Lessee) under or by virtue of the Lease or, if prior to the Closing Date, interfere with the rights of the Lessee under the Participation Agreement, including the right to enter into the Lease. So long as no Lease Event of Default has occurred and is continuing, the Indenture Trustee shall not seek to terminate or extinguish rights and privileges of the Lessee under or by virtue of the Lease. Any sale of Buyer’s Transponders pursuant to the exercise of any remedies under the Lease shall be made expressly subject to the Lessee’s right of peaceable and quiet use, occupancy and possession of Buyer’s Transponders under or by virtue of the Lease or, if prior to the Closing Date, shall be made expressly subject to the Lessee’s rights under the Participation Agreement, including the right to enter into the Lease.

Section 7.18. Waiver of Existing Defaults. A Majority Interest of Noteholders by notice to the Indenture Trustee may waive on behalf of all of the Noteholders an existing Indenture Default or Indenture Event of Default and its consequences except (i) an Indenture Default or Indenture Event of Default in the payment of the principal of or Premium Amount, if any, or interest on any Note or any other amount due with respect to such Note set forth in such Note or any schedule thereto or (ii) in respect of a covenant or provision hereof which pursuant to Section 13.1 hereof cannot be amended or modified without the consent of each Noteholder.

Section 7.19. No Waiver of Certain Obligations. Nothing in this Section 7 shall be deemed a waiver by the Owner Trustee or the Owner Participant of any obligation of the Indenture Trustee under Applicable Law relating to the protection and preservation of the value of any property included in the Indenture Estate.

Section 8. No Assumption of Obligations under Assigned Documents. Except as expressly provided in the Consent and Agreement with respect to the Indenture Trustee, neither this Indenture nor any action or inaction on the part of the Indenture Trustee or any Noteholder shall constitute an assumption on the part of the Indenture Trustee or such Noteholder of any obligation under the Lease. No action or inaction on the part of the Owner Trustee shall adversely affect or limit in any way the rights of the Indenture Trustee or any Noteholder under this Indenture or under the Lease.

Section 9. Indenture Trustee

Section 9.1. Duties of Indenture Trustee

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(a) In the event the Indenture Trustee shall have Actual Knowledge of an Indenture Event of Default, it shall give (i) prompt telex, telegraphic or telephonic notice (confirmed in writing) of such Indenture Event of Default to each Noteholder, (ii) within 30 days after it occurs, notice of such Indenture Event of Default by delivery by hand or by first-class registered or certified mail, postage prepaid, to each Noteholder, and (iii) prompt notice of such Indenture Event of Default to the Owner Trustee and Owner Participant, by written notice sent in the manner provided in Section 14 hereof, which notice shall set forth in reasonable detail the circumstances known to it with respect to such Indenture Event of Default; provided, however, that, for all purposes hereof, in the absence of Actual Knowledge, the Indenture Trustee shall not be deemed to have knowledge of, and shall have no obligation to take any action as a consequence of, the existence of any Indenture Event of Default; and provided, further, however, that the failure of the Indenture Trustee to give any such notice to the Owner Trustee or the Owner Participant under this Section 9.1 shall not in any way affect the validity of any action taken by the Indenture Trustee or any Noteholder pursuant to the exercise of any of the remedies provided in Section 7 hereof, except that the period set forth in Section 16.1 hereof shall be extended by the number of days that both the Owner Trustee and the Owner Participant were unaware of any Indenture Event of Default constituting a Lease Event of Default. Subject to the terms of Section 9.1(c) hereof, the Indenture Trustee shall take such action, or refrain from taking such action, with respect to an Indenture Event of Default, not inconsistent with the provisions of this Indenture, as the Indenture Trustee shall be instructed in writing by a Majority Interest of Noteholders. If the Indenture Trustee shall not have received instructions as above provided within 20 days after mailing notice of such Indenture Event of Default to the Noteholders, the Indenture Trustee may, subject to complying to the extent feasible with instructions thereafter received pursuant to the preceding sentence, take such action, not inconsistent with the provisions of this Indenture, or refrain from taking such action, but shall be under no duty to, and shall have no liability for its failure or refusal to, take or refrain from taking any such action, with respect to such Indenture Event of Default, as it shall deem advisable and in the best interest of the Noteholders.

(b) The Indenture Trustee accepts the trusts created hereunder and agrees to perform the same but only upon the terms of the Transaction Documents applicable to it. The Indenture Trustee also agrees to receive and disburse in accordance with the terms of this Indenture all moneys actually received by it and, in doing so, to exercise the same degree of care and skill as is customarily exercised by similar institutions in the receipt and disbursement of money under similar circumstances.

(c) The Indenture Trustee shall not be obligated to take any action or refrain from taking any action under any Transaction Document that might in its reasonable judgment involve it in any expense or liability unless it shall have been furnished with an indemnity, in form and substance satisfactory to the Indenture Trustee, which indemnity may be furnished by any Noteholder.

(d) Prior to the occurrence of an Indenture Event of Default and after the curing or waiving of all Indenture Events of Default which may have occurred, the Indenture Trustee shall not have any duty or obligation to manage, control, use, operate, store, lease, sell, dispose of or otherwise deal with Buyer’s Transponders or any part of the Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, any of the

Transaction Documents to which the Indenture Trustee is a party except as expressly provided by the terms hereof or any other Transaction Document or as expressly provided in written instructions furnished pursuant to the terms of this Section 9.1 or Section 9.2 hereof; and this Indenture shall not be interpreted (except as set forth in the next sentence) to contain any implied duties or obligations on the part of the Indenture Trustee. In case an Indenture Event of Default has occurred (which has not been cured or waived), the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(e) Without limiting the generality of the foregoing paragraph (d), the Indenture Trustee shall have no duty (except as expressly provided in written instructions furnished pursuant to the terms of this Section 9.1 or Section 9.2 hereof) (i) except to receive the original executed counterpart of the Lease as provided in the first sentence of Section 3.2 hereof, to see to any recording or filing of any of the Transaction Documents, or any other documents, or of any notice or financing statement with respect thereto, or to see to the maintenance of any such recording or filing, (ii) to see to any insurance with respect to Buyer’s Transponders or to effect or maintain any such insurance, (iii) except as otherwise provided in Section 5.04 of the Participation Agreement, to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien owing with respect to, or assessed or levied against, any part of the Indenture Estate, except with respect to amounts required to be withheld pursuant to Section 5.10 hereof, (iv) to confirm or verify any financial statements or (v) except after receipt of notice or Actual Knowledge of Default, to ascertain or inquire as to the performance or observance of any of the covenants of Holdings or the Lessee under the Participation Agreement or the Lease.

(f) The Indenture Trustee shall not be liable for any error of judgment made in good faith (without gross negligence) unless it shall be proven that the Indenture Trustee was grossly negligent in ascertaining the pertinent facts.

(g) The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith and without gross negligence in accordance with the direction in writing at any time and from time to time of a Majority Interest of Noteholders relating to the time, method and place of conducting any proceeding for any remedy, available to the Indenture Trustee, or exercising any right or power conferred upon the Indenture Trustee hereunder, and, subject to Section 9.1(c), shall not be obligated to perform any discretionary act hereunder without the instructions in writing of a Majority Interest of Noteholders (or, where specified, the Requisite Percentage of Noteholders).

(h) The Indenture Trustee may at any time request written instructions from the Noteholders with respect to any interpretation of this Indenture or any other Transaction Document or any action to be taken or not to be taken hereunder or thereunder and may withhold any action under this Indenture, or any other Transaction Document, and shall incur no liability for withholding any action, until, subject to Section 9.1(c), it shall have received such written instructions from a Majority Interest of Noteholders (or, where specified, the Requisite Percentage of Noteholders).

(i) The Indenture Trustee shall not incur any liability to anyone in acting upon, or in refraining from acting upon, and shall not be bound to make any investigation into the facts or matters stated in, any instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it in good faith to be genuine and believed by it in good faith to be signed or presented by the proper party or parties. The Indenture Trustee may request a copy of a resolution of the Board of Directors of the Lessee, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by such Board and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof conclusively rely on an Officer’s Certificate of the Owner Trustee or an Instruction Certificate as to such fact or matter (unless it has Actual Knowledge that the fact or matter stated in such certificate is untrue), and such Officer’s Certificate shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Indenture Estate, consult with counsel, accountants and other skilled persons to be selected and retained by it (other than persons regularly employed by it), and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons, nor shall the Indenture Trustee be liable for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 9.2. Certain Actions Upon Instructions, etc. (a) Subject to the terms of Sections 9.1, 13.1 and 16.4 hereof, upon the written instructions at any time and from time to time of a Majority Interest of Noteholders (or, where specified, the Requisite Percentage of Noteholders), the Indenture Trustee shall take such of the following actions as may be specified in such instruction: (i) give such notice, consent or direction, or exercise such right, remedy or power to take such action under this Indenture or any other Transaction Document, or in respect of any part or all of the Indenture Estate as shall be specified in such instructions (including, without limitation, the exercise of all rights referred to in clause (b)(ii) of the Granting Clause hereof); (ii) take such action with respect to, or to preserve or protect, the Indenture Estate (including the discharge of Liens) as shall be specified in such instructions; and (iii) approve as satisfactory to it all matters required by the terms of any Transaction Document to be satisfactory to the Owner Trustee or the Indenture Trustee. The Indenture Trustee shall not enter into any indenture supplemental to this Indenture except as provided in Section 9.9 or Section 13 hereof. The Indenture Trustee shall execute any financing statement (and any continuation statement with respect to any such financing statement) or any other similar document relating to the Lien of this Indenture or otherwise in respect of any Granting Clause Document presented to it for signing pursuant to the provisions of this Indenture and believed by it to be in proper form, which financing statement or continuation statement shall be returned by the Indenture Trustee to the presenting party or as otherwise specified in written instructions from the presenting party for filing, recording or otherwise perfecting the same. The Indenture Trustee, upon the instructions at any time and from time to time of any Noteholder or of counsel for any such Noteholder (or upon receipt of a request from the Lessee stating that such action is necessary to enable it to comply with Section 20(a) of the Lease, which request shall be accompanied by an Opinion of

Counsel satisfactory in scope and substance to the Indenture Trustee and a Majority Interest of Noteholders to the effect that such requested action is necessary to enable the Lessee to comply with such Section 20(a)), is hereby authorized by the Owner Trustee to execute and file any financing statement (and any continuation statement or other amendment with respect to any such financing statement) or any other similar document relating to the Lien of this Indenture, as may be specified in such instructions (which instructions shall be accompanied by the form of such financing statement or such continuation statement, as the case may be). Notwithstanding that the Indenture Trustee is authorized to file any such financing statement, any such financing statement or continuation statement or similar document shall be filed by the Lessee. Any financing statement may describe the Indenture Estate covered thereby in the same manner as described herein or in any other manner as the Indenture Trustee, any Noteholder or its counsel feels is necessary or advisable to perfect the security interest granted hereunder.

(b) Subject to the provisions of 9.1, 13.1 and 16.4 hereof:

(i) the Indenture Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) any request or direction of the Owner Trustee, the Lessee or the Owner Participant mentioned herein shall be sufficiently evidenced by an Officer’s Certificate;

(iii) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith, willful misconduct or gross negligence on its part, conclusively rely upon an Officer’s Certificate;

(iv) the Indenture Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(v) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Owner Trustee, the Owner Participant or the Lessee, personally or by agent or attorney at the sole cost of the Lessee and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(vi) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(vii) the Indenture Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(viii) in no event shall the Indenture Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(ix) the Indenture Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture;

(x) the rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

(xi) the Indenture Trustee may request that the Owner Trustee, the Owner Participant and the Lessee deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

Section 9.3. Action upon Payment of Notes or Transfer of Buyer’s Transponders. Upon termination of this Indenture pursuant to Section 10 hereof, the Indenture Trustee shall execute and deliver to, or as directed in writing by, the Owner Trustee an appropriate instrument (in due form for recording, if necessary, prepared by the Owner Trustee) releasing Buyer’s Transponders from the Lien of this Indenture and reassigning all estate, right, title and interest of the Indenture Trustee to the Owner Trustee in and to the Lease and the other Granting Clause Documents and releasing any other property or rights subject to this Indenture. In the case of (a) any transfer or other disposition of any of Buyer’s Transponders pursuant to Section 8, 12(a) (other than a transfer in connection with the Substitution of Substitute

Transponders upon the occurrence of a Substitution Event pursuant to Section 7(e) of the Lease) or 19 of the Lease or Section 10.01 of the Participation Agreement or (b) any transfer or disposition of any of Buyer’s Transponders pursuant to Section 16 of the Lease, the Indenture Trustee shall, upon the written request of, and at the expense of, the Owner Trustee (but only if in the case of the event specified in the preceding clause (a), no Lease Event of Default shall have occurred and be continuing, or, in the case of the event specified in the preceding clause (b), the Indenture Trustee shall not theretofore have exercised any of its remedies pursuant to Section 7 hereof and, in the case of the event specified in the preceding clause (b), if the Indenture Trustee shall, acting at the direction of the Majority Interest of Noteholders, have approved such transfer or disposition free of the Lien of this Indenture), execute and deliver or as directed in writing by, the Owner Trustee an appropriate instrument (in due form for recording, if necessary, prepared by or on behalf of the Owner Trustee), releasing the Buyer’s Transponders then being transferred or otherwise disposed of from the Lien of this Indenture, provided the principal of, and Premium Amount (if any) and interest on, all of the Notes and all other amounts then due with respect to the Notes as set forth in the Notes and the schedules thereto related to the Buyer’s Transponders being disposed of shall first have been paid in full.

Section 9.4. Notices, etc. The Indenture Trustee shall deliver to each registered holder of a Note, promptly upon receipt thereof, duplicates or copies of all notices, requests, financial statements and other instruments received by it in connection with Buyer’s Transponders or under or pursuant to any Transaction Document, to the extent that the same shall have not been furnished pursuant thereto or hereto to such Noteholders. Where this Indenture expressly provides for notice to Noteholders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class registered or certified mail, postage prepaid, or delivered by hand to each Noteholder entitled thereto, at its last address as it appears in the Note Register. In any case where notice to the Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Section 9.5. Indenture Trustee’s Compensation, Expenses, etc. Except as to matters covered by the indemnity furnished pursuant to Section 9.1(c) hereof, the Indenture Trustee in its individual capacity (as distinguished from the Indenture Estate) shall be entitled to: (i) payment from the Indenture Estate (to the extent not paid by the Lessee) for all of its reasonable expenses hereunder, including, without limitation, the reasonable fees and expenses of its counsel and of agents not regularly in its employ; and (ii) indemnification from the Indenture Estate for any claim, liability, expense or obligation with respect to the payment, failure to pay or delay in payment of any stamp or other similar taxes (including interest and penalties) in respect of the issue of any Notes to the extent that such stamp or similar taxes are indemnified against by the Lessee pursuant to Article VII of the Participation Agreement (it being agreed that the Indenture Trustee shall look first to the Lessee for payment of such taxes pursuant to such Article VII), such indemnity to survive payment of the Notes, and any resignation, removal or replacement of the Indenture Trustee. The Indenture Trustee shall have no right against the Noteholders or, except as provided in Section 5 hereof, the Indenture Estate for any fee as compensation for its services under this Indenture; it being agreed that the Indenture Trustee shall look first to the Lessee for payment for such services pursuant to Section 9.02(b) of the Participation Agreement.

Section 9.6. Representations and Warranties. THE INDENTURE TRUSTEE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, MERCHANTABILITY, DESIGN, QUALITY, DURABILITY, OPERATION OR FITNESS FOR USE OR PURPOSE OF THE SATELLITE, ANY OF BUYER’S TRANSPONDERS OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SATELLITE, ANY OF BUYER’S TRANSPONDERS OR ANY PART THEREOF OR OTHERWISE WITH RESPECT THERETO. The Indenture Trustee makes no representation or warranty as to the sufficiency, validity, legality, or enforceability of any Transaction Document or as to the correctness of any statement contained in any thereof, except as expressly set forth in the Participation Agreement. The Indenture Trustee makes no representation as to the value or condition of the Indenture Estate or any part thereof, or as to the title thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder. Nothing in this Section 9.6 shall affect any representation or warranty made by the Indenture Trustee pursuant to Section 4.06 of the Participation Agreement.

Section 9.7. Resignation, Removal and Replacement of Indenture Trustee. The Indenture Trustee or any successor Indenture Trustee may resign at any time by giving 30 days’ prior written notice of resignation to the Owner Trustee and to each Noteholder. A Majority Interest of Noteholders may at any time remove the Indenture Trustee for or without cause by an instrument or instruments in writing delivered to the Indenture Trustee and the Owner Trustee. In case the Indenture Trustee at any time acting hereunder shall resign or shall be removed or otherwise shall become incapable of acting, a Majority Interest of Noteholders may appoint a successor Indenture Trustee (which shall be a bank or a trust company reasonably acceptable to the Owner Participant and the Owner Trustee organized under the laws of the United States or any state thereof authorized to do a trust business having combined capital and surplus as shown on its latest published statement of condition of not less than $100,000,000 if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms) by an instrument or instruments in writing delivered to such successor Indenture Trustee, the retiring Indenture Trustee and the Owner Trustee, whereupon such successor Indenture Trustee shall succeed to all the rights and obligations of the retiring Indenture Trustee hereunder as if originally named herein. No resignation or removal of the Indenture Trustee or any successor Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Section 9.7 shall become effective until the acceptance of appointment by the successor Indenture Trustee. If an instrument or instruments in writing signed by a Majority Interest of Noteholders appointing a successor

Indenture Trustee has not been delivered to the retiring Indenture Trustee within 30 days after the Indenture Trustee has given written notice of its resignation to each Noteholder, the retiring Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee, which successor Indenture Trustee need not meet the capital and surplus requirements set forth in this Section 9.7. Any retiring Indenture Trustee, at the expense of the Owner Trustee (to the extent not paid by the Lessee), shall duly assign, transfer and deliver to its successor Indenture Trustee all the rights, Notes and moneys at the time held by the retiring Indenture Trustee hereunder and shall execute and deliver such proper instruments as may be reasonably requested to evidence such assignment, transfer and delivery.

Section 9.8. Successor Indenture Trustee by Merger, Consolidation, etc. Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee is a party, or any state or national bank or trust company in any manner succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall automatically succeed to all the rights and obligations of the Indenture Trustee hereunder without further action on the part of any of the parties hereto. In no event shall the Owner Trustee be a party to any such merger, consolidation or succession. Notwithstanding the foregoing, upon the request of the Owner Trustee, the Owner Participant or the Lessee, any such successor corporation referred to in this Section 9.8 shall deliver to the Owner Trustee, the Owner Participant and the Lessee an instrument confirming its status as the Indenture Trustee hereunder and under the other Transaction Documents.

Section 9.9. Appointment of Additional and Separate Trustees. (a) If at any time or times the Indenture Trustee shall deem it necessary or prudent in order to conform to any Applicable Laws, or the Indenture Trustee shall be advised pursuant to an Opinion of Counsel, that it is so necessary or prudent in the interest of the Noteholders, or a Majority Interest of Noteholders shall in writing so request, the Indenture Trustee and the Owner Trustee shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper (in each case in form and substance reasonably satisfactory to the Owner Trustee) to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee and the Owner Trustee, either to act as additional trustee or trustees of all or any of the Indenture Estate, jointly with the Indenture Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of any of the Indenture Estate, in any such case with such powers as may be provided in such supplemental indenture, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Indenture Trustee deemed necessary or advisable by the Indenture Trustee, subject to the remaining provisions of this Section 9.9. In the event the Owner Trustee shall not have joined in the execution of such supplemental indenture within 10 days after the receipt of a written request from a Majority Interest of Noteholders to do so, or in case an Indenture Event of Default shall occur and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section 9.9 without the concurrence of the Owner Trustee; and the Owner Trustee hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 9.9 in either of such contingencies. The Indenture Trustee may execute, deliver and perform any deed, conveyance, assignment or other instrument in writing as may be required by any additional trustee or separate trustee for more fully and certainly vesting in and confirming to it any property, title, right or power that by the terms of such supplemental indenture are expressed to be conveyed or, conferred to or upon such additional trustee or separate trustee and the Owner Trustee shall, upon the Indenture Trustee’s request, join therein and execute, acknowledge and deliver the same; and the Owner Trustee hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney-in-fact to execute, acknowledge and deliver in its name, place and stead any such deed, conveyance, assignment or other instrument in the event that the Owner Trustee shall not itself execute and deliver the same within 10 days after receipt by it of such request so to do or in case an Indenture Event of Default shall occur and be continuing.

(b) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act as and be such and the Indenture Trustee shall act as and be such, subject to the following provisions and conditions, namely,

(i) all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Indenture Trustee;

(ii) the powers, duties, obligations and rights hereby conferred or imposed upon the Indenture Trustee shall be conferred or imposed and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such additional trustee or trustees and separate trustee or trustees jointly, as shall be provided in the instrument appointing such additional trustee or trustees and separate trustee or trustees, or with consent of, Indenture Trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; and

(iii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

(c) If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law or shall be advised by an Opinion of Counsel that it is no longer so necessary or prudent in the interest of the Noteholders, or if a Majority Interest of Noteholders shall in writing so request, the Indenture Trustee and the Owner Trustee shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional trustee or separate trustee. In the event that the Owner Trustee shall not have joined in the execution of such instruments and documents within 10 days after receipt by it of such request so to do or if an Indenture or Indenture Default shall have occurred and be continuing, the Indenture Trustee may act on behalf of the Owner Trustee to the same extent provided above.

(d) Any additional trustee or separate trustee may at any time by an instrument in writing constitute the Indenture Trustee its or his agent or attorney-in-fact, with full power and authority, to the extent permitted by Applicable Laws, to do all acts and things and exercise all discretion that it or he is authorized or permitted to do or exercise, for and in its or his behalf and in its or his name. In case any such additional trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, to the extent permitted by Applicable Laws, shall vest in and be exercised by the Indenture Trustee, without the appointment of a new successor to such additional trustee or separate trustee unless and until a successor is appointed in the manner hereinbefore provided.

(e) Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

(f) Each additional trustee and separate trustee appointed pursuant to this Section 9.9 shall be subject to, and shall have the benefit of any provision hereof insofar as it applies to the Indenture Trustee.

(g) Notwithstanding any other provision of this Section 9.9, the powers of any additional trustee or separate trustee appointed pursuant to this Section 9.9 shall not in any case exceed those of the Indenture Trustee hereunder.

(h) All costs and expenses in connection with any additional trustee or separate trustee appointed pursuant to this Section 9.9 shall be charged against the Indenture Estate to the extent not paid by the Lessee pursuant to the Participation Agreement.

Section 9.10. Establishment of Indenture Account; Investment of Funds. (a) The Owner Trustee hereby agrees that the Indenture Trustee shall act as “securities intermediary” (as defined within the meaning of Articles 8 and 9 of the New York UCC), with respect to the Indenture Account hereunder, with such powers as are expressly delegated to the Indenture Trustee, in such capacity, by the terms of this Section 9.10, and the Indenture Trustee hereby accepts such appointment and agrees to act in such capacities (in such capacity, the “Securities Intermediary”).

(b) The Securities Intermediary is authorized by the Owner Trustee and the Indenture Trustee to and hereby establishes at its office located at New York, New York, a special, segregated and irrevocable non-interest bearing account in the name of the Owner Trustee for the benefit of the Noteholders entitled the “Indenture Account for the benefit of The Bank of New York, as Indenture Trustee” (the “Indenture Account”) to be maintained with the Securities Intermediary, having account number 659214 (and such account shall be a “securities account” as such term is defined in Section 8-501(a) of the New York UCC).

(c) The Securities Intermediary hereby agrees to act as securities intermediary and to accept all amounts, cash equivalents and other property (whether cash, cash equivalents, instruments, investments, investment property, securities, financial assets, security entitlements, deposit accounts or other) received or held by the Securities Intermediary pursuant to the terms of this Section 9.10 and to promptly deposit or credit all such amounts, cash equivalents and other property received into the Indenture Account. Any amounts, cash equivalents and other property (whether cash, cash equivalents, instruments, investments, investment property, securities, financial assets, security entitlements, deposit accounts or other) received or held by the Indenture Trustee hereunder as part of the Indenture Estate shall, until paid out by the Indenture Trustee as herein provided, be deposited in, or credited to, the Indenture Account.

(d) The Indenture Account is and will be maintained as a “securities account” as such term is defined in Section 8-501(a) of the New York UCC. The Securities Intermediary shall treat the amounts, cash equivalents and other property (whether cash, cash equivalents, instruments, investments, investment property, securities, financial assets, security entitlements, deposit accounts or other), and all rights related thereto, now or hereafter deposited in or credited to the Indenture Account as “financial assets” (as defined in Section 8-102(a)(9) of the New York UCC), to be held by the Securities Intermediary. The Indenture Trustee is an “entitlement holder” (as defined in Section 8-102(a)(7) of the New York UCC) with respect to the “financial assets” (as defined in Section 8-102(a)(9) of the New York UCC) credited to the Indenture Account. The “security intermediary’s jurisdiction” (as defined in Section 8-110(e) of the New York UCC) shall be the State of New York.

(e) All such amounts, cash equivalents and other property (whether cash, cash equivalents, instruments, investments, investment property, securities, financial assets, security entitlements, deposit accounts or other) on deposit in or credited to the Indenture Account shall constitute a part of the Indenture Estate and shall not constitute payment of any indebtedness or any other obligation of the Owner Trustee until applied as herein provided. The Indenture Account shall at all times be under the exclusive dominion and control of the Securities Intermediary. The Owner Trustee agrees that its rights to amounts, cash equivalents and any other property (whether cash, cash equivalents, instruments, investments, investment property, securities, financial assets, security entitlements, deposit accounts or other) on deposit in or credited to the Indenture Account are subject to and controlled by the terms of this Indenture.

(f) Notwithstanding anything to the contrary set forth herein or in any other Transaction Document, the Securities Intermediary hereby agrees that it will comply with instructions regarding the disposition of funds and “entitlement orders” (within the meaning of Section 8-102(a)(8) of the New York UCC), issued by the Indenture Trustee and relating to the Indenture Account without the requirement of further consent by the Owner Trustee or any other Person. The Securities Intermediary hereby represents that it has not entered into any other agreement with the Owner Trustee or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in this Section 9.10(f).

(g) The Indenture Account shall be in the name of the Owner Trustee. All amounts, cash equivalents and other property (whether cash, cash equivalents, instruments, investments, investment property, securities, financial assets, security entitlements, deposit accounts or other) from time to time on deposit in or credited to the Indenture Account shall be (i) registered in the name of the Securities Intermediary including, with respect to cash equivalents that are held in or through a “clearing corporation” (as defined in Section 8-102(a)(5) of the New York UCC), registered in the name of such clearing corporation (or its nominee) and credited to the account of the Securities Intermediary with such clearing corporation or (ii) endorsed to the Securities Intermediary or in blank or credited to another account maintained in the name of the Securities Intermediary. In no event will any amounts, cash equivalents or other property

(whether cash, cash equivalents, instruments, investments, investment property, securities, financial assets, security entitlements, deposit accounts or other) deposited in or credited to the Indenture Account be registered in the name of the Owner Trustee, payable to the order of the Owner Trustee or specially endorsed to the Owner Trustee, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

(h) The Securities Intermediary agrees that all property delivered to it in its capacity as Securities Intermediary under this Indenture will be promptly credited to the Indenture Account consistent with the Securities Intermediary’s normal operating procedures.

(i) The rights and powers granted herein to the Indenture Trustee have been granted in order to perfect its security interests in the Indenture Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Owner Trustee nor by the lapse of time.

(j) The Owner Trustee hereby irrevocably authorizes and directs the Indenture Trustee to direct the Securities Intermediary to transfer funds from the Indenture Account to make all payments at the time and in the manner required to be made under this Indenture.

(k) Any amounts held in, or credited to the Indenture Account, shall be held uninvested by the Indenture Trustee; provided, however, that if the Owner Participant shall have so requested the Indenture Trustee in writing and no Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall invest such amounts, as directed in writing by the Owner Participant, in (a) marketable direct obligations of the United States of America or marketable obligations directly guaranteed by the United States of America maturing, in each case, not later than one year from the date of acquisition thereof, (b) repurchase obligations maturing not later than one year from the date of acquisition thereof in respect of obligations of the nature referred to in clause (a) issued by commercial banks organized and existing under the laws of the United States of America or any state thereof and having combined capital, surplus and undivided profits of not less than $100,000,000, (c) certificates of deposit and bankers’ acceptances issued by commercial banks organized and existing under the law of the United States of America or any state thereof and having combined capital, surplus and undivided profits of not less than $100,000,000 and (d) commercial paper not issued by the Owner Participant or any Affiliate thereof and rated at least A-1 by Standard & Poor’s and P-1 by Moody’s, if (in any such case specified above in this proviso) the Indenture Trustee shall have received a written agreement of the Owner Participant satisfactory to the Indenture Trustee that the Owner Participant will be personally liable for and will pay to the Indenture Trustee on demand an amount equal to any expense or loss (including any loss on such investment) incurred in connection with any investment of funds pursuant to this proviso. Any income realized as a result of any investment pursuant to this Section 9.10 shall be deposited in, or credited to, the Indenture Account and shall be applied by Indenture Trustee in the same manner as the payments held by the Indenture Trustee pursuant to the applicable section of this Indenture, and the Indenture Trustee shall have no liability for any loss resulting from any such investment. Any such investment may be sold (without regard to maturity date or gain or loss on such sale) by the Indenture Trustee whenever necessary to make any distribution required by Section 5 hereof.

Section 9.11. Election Under Section 1111(b)(l)(A)(i). The Indenture Trustee agrees that if the Lessor’s Estate or the Owner Participant shall become, or any part of the Indenture Estate shall be or become the property of, a debtor subject to the reorganization provisions of Title 11 of the United States Code (or any successor provision), and all of the Noteholders shall not have made pursuant to the terms of the Notes the election provided in 11 U.S.C. Section 1111(b)(1)(A)(i) (or any successor provision), the Indenture Trustee will make such election on its own behalf and on behalf of the Noteholders. Each Noteholder, by acceptance of a Note, shall be deemed to have agreed to be bound by such an election.

Section 10. Termination of Indenture. This Indenture and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect upon the earlier of (a) payment in full of the principal of, interest (including interest at the Overdue Rate, if any), Premium Amount, if any, on all the Notes and all other amounts payable with respect to the Notes as set forth in the Note and the schedules thereto payable to any Noteholder and (ii) payment in full of all amounts to the Indenture Trustee hereunder, under the Notes and under the Participation Agreement, or (b) the sale or other final disposition by the Indenture Trustee or the Owner Trustee, as the case may be, of the Indenture Estate and the final distribution by the Indenture Trustee of all moneys or other property or proceeds constituting the Indenture Estate in accordance with the terms of Section 5 hereof; provided, however, that if at the time of any such sale or disposition as provided in the foregoing clause (b) (unless the conditions set forth in clause (a) above have been satisfied) (i) a Lease Event of Default shall have occurred and be continuing or (ii) an Indenture Event of Default shall have occurred and be continuing, then this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof until such time as such Lease Event of Default or Indenture Event of Default shall have been remedied or waived. Upon such payment in full of all amounts referred to in clause (a) above, the Indenture Trustee shall pay all moneys or other properties or proceeds constituting part of the Indenture Estate (the distribution of which is not otherwise provided for herein) to the Owner Trustee. Upon the termination of this Indenture, the Owner Trustee and the Indenture Trustee shall each execute and deliver such release, notice or other document as any party to this Indenture may reasonably request for the purpose of evidencing such termination.

Section 11. Additional Security. Without notice to or consent of the Owner Trustee, and without impairment of the Lien and rights created by this Indenture, the Indenture Trustee may accept (but the Owner Trustee shall not be obligated to furnish) additional security for the Notes at the time Outstanding. Neither the giving of this Indenture nor the acceptance of any such additional security nor the invalidity or ineffectiveness of any security shall prevent the Indenture Trustee from resorting, first, to such additional security, or first, to the security created by this Indenture, in any case without affecting the Lien of this Indenture.

Section 12. Assigned Agreements. The Owner Trustee will not amend, waive or otherwise modify any Granting Clause Document except with the written concurrence of the Indenture Trustee unless otherwise expressly permitted by Section 13 or 16 hereof.

Section 13. Amendments and Supplements to Indenture and Other Documents

Section 13.1. Supplements and Amendments with Consent. At any time and from time to time (a) but only upon the written request of the Owner Participant and the Owner

Trustee and with the written consent of a Majority Interest of Noteholders and subject to the provisions of Sections 13.2 and 13.3 hereof, the Indenture Trustee shall enter into an indenture supplemental to this Indenture with the Owner Trustee, for the purpose of adding provisions hereto or eliminating, changing or otherwise modifying provisions hereof, or waive compliance with any provisions hereof, as may be specified in such request, and (b) but only upon written request of a Majority Interest of Noteholders and with the written consent of the Owner Participant and the Owner Trustee, the Indenture Trustee shall enter into or consent to, as the case may be, a supplement or amendment to the Lease or to any other Granting Clause Document or (with respect to any amendment, waiver or other modification thereof binding on the Indenture Trustee) the Participation Agreement for the purpose of adding provisions thereto or eliminating, changing or otherwise modifying the provisions thereof, or waive compliance with any provisions thereof, as may be specified in such request and, in the case of any such supplement the parties thereto may agree; provided, however, that without the consent of each Noteholder, no such indenture supplemental to this Indenture, or supplement or amendment to any of the documents referred to in the preceding clause (b) and no such waiver of compliance with any of the provisions hereof or thereof, shall

(i) modify any of the provisions of this Section 13.1 or of Section 3.1, 3.2, 3.3, 3.4, 3.10, 6, 7 or 13.2 hereof or the definitions of the terms “Excepted Payments”, “Lease Default”, “Lease Event of Default”, “Indenture Default”, “Indenture Event of Default” (except to add additional Indenture Events of Default), “Event of Loss” (except to add additional Events of Loss), “Partial Loss”, “Substitution”, “Substitution Event”, “Majority Interest of Noteholders”, “Premium Amount”, or “Requisite Percentage of Noteholders” contained herein, in the Lease or in Appendix A to the Participation Agreement and as applicable hereto and to the other Transaction Documents, or the percentage of Noteholders required to take or approve any action hereunder;

(ii) unless permitted by Section 13.2(v) hereof, change the amount or the time of payment of any amount owing in respect of any Note or change the rate of interest payable in respect of any Note,

(iii) alter or modify the provisions of Section 5 hereof with respect to the manner of payment or the order of priorities in which applications or distributions thereunder shall be made,

(iv) reduce, modify or amend any indemnities in favor of any Noteholder, the Lessor Estate, the Indenture Estate, the Owner Trustee or the Indenture Trustee (unless consented to by such Person),

(v) reduce the amount or change the time of payment of Base Rent, Supplemental Rent, the amounts payable under Section 3(b)(ii), 3(b)(iv) or 3(c) of the Lease, Stipulated Loss Value or EBO Amount or any other payments in respect of Buyer’s Transponders as set forth in the Lease or any other Granting Clause Document (other than pursuant to Section 4 of the Lease, and provided that Section 3(f) of the Lease shall be complied with), or

(vi) modify, amend or supplement the Lease or consent to any assignment of the Lease so as to release the Lessee from any of its obligations in respect of the payment of Base Rent, Supplemental Rent, the amounts payable under Section 3(b)(ii), 3(b)(iv) or 3(c) of the Lease, Stipulated Loss Value or EBO Amount or any other payment in respect of Buyer’s Transponders or change the absolute and unconditional character of such obligations as set forth in the Lease, or

Notwithstanding the foregoing, without the consent of each Noteholder, no such indenture supplemental to this Indenture or waiver of compliance with the provisions hereof or any other instrument shall permit the creation of any Lien on the Indenture Estate or any part thereof, except as herein expressly permitted, or deprive any Noteholder of the benefit of the Lien of this Indenture on the Indenture Estate enjoyed by such Noteholder immediately prior thereto, except as herein expressly permitted. Notwithstanding the foregoing terms of this Section 13.1, but subject to the proviso to the first sentence of this Section 13.1, the Owner Trustee may at any time and from time to time, without the consent of the Indenture Trustee or any Noteholder,

(i) so long as no Indenture Event of Default shall have occurred and be continuing, enter into any agreement with the Lessee, the Seller and/or the Service Provider amending, waiving or otherwise modifying the Lease, the Purchase Agreement or the Service Agreement, provided that such amendment, waiver or other modification shall only amend, waive or otherwise modify one or more of Section 3(a) (unless the result thereof would be to shorten the Basic Term to a period ending earlier than the final maturity date of any of the Notes), 3(b)(i), 5(b) (if the Lessee’s or the Owner Trustee’s rights thereunder shall be thereby increased), 6 (provided that the interests of the Noteholders and the Indenture Trustee shall not be adversely affected thereby), 7 (provided that the interests of the Noteholders and the Indenture Trustee shall not be adversely affected thereby), 8 (to impose additional requirements or restrictions on the Lessee), 10 (except with respect to a redelivery pursuant to Section 16 of the Lease), 12 (to impose additional requirements on the Lessee), 15 (to impose additional or more stringent Lease Events of Default) or 16 (to impose additional remedies) of the Lease, or any provision of the Purchase Agreement or the Service Agreement (provided that the interests of the Noteholders and the Indenture Trustee shall not be adversely affected thereby), or the definition of any term herein or in Appendix A to the Participation Agreement as used in any of the foregoing provisions subject to the applicable limitations set forth above, or

(ii) whether or not an Indenture Event of Default shall have occurred and be continuing, enter into any agreement with the Lessee, the Seller and/or the Service Provider amending, waiving or otherwise modifying the Lease, the Purchase Agreement or the Service Agreement, provided that any such amendment, waiver or other modification,

(v) shall only amend, waive or otherwise modify one or more of paragraphs (c), (d) and (e) of Section 3 of the Lease (to the extent relating to amounts payable (whether directly or pursuant to this Indenture) to Persons other than the Noteholders or the Indenture Trustee in its individual capacity), 9(d) (insofar as it relates to the Owner Trustee or the Owner Participant), 11, 18, 19 (other than the lead-in clause of Section 19(a), and provided with respect to the options set forth in subparagraphs (ii) and (iii) of Section 19(a) of the Lease, that Sections 3(d) and 3(f) of the Lease shall be complied with), 20(c) of the Lease, Section 2.01 of, and Appendix A to, the Purchase Agreement (to amplify or expand the description of the property sold and conveyed pursuant to said Section 2.01), or Section 5 of the Purchase Agreement (with respect to the representations, warranties or agreements of the Buyer), or the definitions of any term in Appendix A to the Participation Agreement as used in any of the foregoing, or

(w) shall only amend, waive or otherwise modify the provisions of the Lease or the Guarantee Agreement relating to Excepted Payments, or

(x) shall only apply to and be operative during the period after the principal of, and Premium Amount (if any) and interest on, all the Notes and all other amounts then due with respect to the Notes as set forth in the Notes and the schedules thereto shall have been paid in full, or

(y) shall be an amendment or modification which implements an adjustment to Base Rent, Stipulated Loss Value or the EBO Amount under Section 4 of the Lease and Sections 11.05 and 11.06 of the Participation Agreement (provided in each case that Section 3(f) of the Lease shall be complied with), or implements an increase to Base Rent, Stipulated Loss Value or the EBO Amount, provided, that Base Rent shall not be reduced below a level sufficient to make scheduled payments of principal and interest on the Notes as the same become due, and Stipulated Loss Value and EBO Amount shall not be reduced below the amount required by Section 3(f) of the Lease, or

(z) shall only amend, waive or otherwise modify any of said agreements in order to cure any ambiguity or to correct or supplement any provisions thereof which may be inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Noteholders. The Indenture Trustee will not effect any waiver or amendment of any provision of this Indenture or any Note pursuant to this Section 13.1 requiring the consent of each Noteholder unless each Noteholder (irrespective of the amount of the Note owned by it), shall be informed thereof by the Indenture Trustee and shall be afforded the opportunity to consider the same and shall be supplied by the Indenture Trustee with sufficient information to enable it to make an informed decision with respect thereto.

Section 13.2. Supplemental Indentures, etc. Without Consent. Without the consent of any of the Noteholders, at any time and from time to time, upon the request of the

Owner Trustee and subject to the provisions of Section 13.3 hereof, the Indenture Trustee shall join with the Owner Trustee in entering into further Indenture supplements, for one or more of the following purposes:

(i) (A) to evidence the succession of a new trustee as Owner Trustee in accordance with the terms of the Trust Agreement or (B) to evidence the succession of a new trustee as Indenture Trustee hereunder, the removal of the Indenture Trustee, or the appointment or removal of any separate or additional trustee or trustees, in each case if done pursuant to the provisions of Section 9 hereof;

(ii) to subject to the Lien of this Indenture any additional property;

(iii) to evidence the Substitution of Substitute Transponders in compliance with Section 7(e), 8(a) or 12(a) of the Lease (and the related Substitution) and to subject the related Additional Documents to the Lien of this Indenture;

(iv) to effect an Exchange of any Note or Notes in accordance with Section 2.11 hereof;

(v) to adjust the Debt Amortization Schedule for the Notes in accordance with Section 11.05 or 11.06 of the Participation Agreement but subject to compliance with the provisions of Section 2.3 hereof and of the Notes with respect thereto;

(vi) to cure any ambiguity or to correct or supplement any provision herein that is inconsistent with any other provision herein, or to make any other provisions with respect to matters arising under this Indenture that shall not adversely affect the interests of the holders of any of the Notes then outstanding;

(vii) to include on the Notes any legend as may be required by law; or

(viii) to effect the issuance of an additional Note or Notes or to modify or amend the terms of the Notes or of the Indenture as expressly contemplated by any indenture supplement to this Indenture prior to the initial issuance of Notes.

Section 13.3. Indenture Trustee Protected. If any document required to be executed pursuant to the terms of Section 13.1 or 13.2 hereof shall adversely affect any interest, right, duty, immunity or indemnity in favor of the Indenture Trustee under any Transaction Document, the Indenture Trustee may in its discretion decline to execute such document unless indemnified to its reasonable satisfaction. In executing any document otherwise required to be executed by it pursuant to the terms of Section 13.1 or 13.2 hereof, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying on, an Officer’s Certificate of the

Lessee and the Owner Trustee and an Opinion of Counsel satisfactory to it that the execution of such document is authorized or permitted by this Indenture.

Section 13.4. Form of Request. It shall not be necessary for any written request of a Majority Interest of Noteholders furnished pursuant to Section 13.1 hereof to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.

Section 13.5. Documents Mailed to Holder. Promptly after the execution by the Owner Trustee and the Indenture Trustee of any document entered into pursuant to Section 13.1 or 13.2 hereof, the Indenture Trustee shall mail, by first-class registered or certified mail, postage prepaid, or any other manner specified herein pursuant to Section 14 hereof, a conformed copy of each such document to each registered holder of a Note, and if the consent of a Majority Interest of Noteholders is required in connection with the execution of such document, copies of the document proposed to be executed shall be so mailed or otherwise delivered to each registered holder of a Note at least five Business Days prior to the execution thereof.

Section 14. Notices, etc. Unless otherwise expressly specified or permitted by the terms hereof, all notices and other communications hereunder shall be in writing and shall become effective when delivered by hand or received by telex or telecopier or first-class registered or certified mail, postage prepaid, addressed (a) if to the Owner Trustee, in accordance with the Participation Agreement, or at such other address as the Owner Trustee shall have furnished to the Indenture Trustee and to each registered holder of a Note in writing or (b) if to the Indenture Trustee, at the Indenture Trustee Office, or at such other address as the Indenture Trustee shall have furnished to the Owner Trustee and to each registered holder of a Note in writing or (c) if to the Owner Participant, in accordance with the Participation Agreement or (d) if to any Noteholder, at such address as such Noteholder shall have furnished to the Owner Trustee and the Indenture Trustee in writing, or, until an address is so furnished, to and at the address of the last holder of such Note so furnishing an address to the Owner Trustee and the Indenture Trustee; provided, however, where this Indenture provides for notice to Noteholders, such notice shall be sufficiently given to Noteholders if in writing and mailed, first-class registered or certified mail, postage prepaid, or delivered by hand to each holder of a Note entitled thereto, at such holder’s last address as it appears in the Note Register. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Owner Trustee and Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Section 15. (a) After-Acquired Property. All property acquired by the Owner Trustee after the date hereof, which by the terms hereof is required or intended to be required to be subjected to the Lien of this Indenture, shall, immediately upon the acquisition thereof by the Owner Trustee and without further mortgage, conveyance or assignment, become subject to the Lien of this Indenture as fully as though now owned by the Owner Trustee and specifically described herein. Nevertheless, the Owner Trustee will do all such further acts and execute, acknowledge, deliver, record and file indenture supplements, and all such further conveyances, financing statements and assurances as the Indenture Trustee may reasonably deem necessary effectively to subject such after-acquired property to the Lien of this Indenture.

(b) Substitution. If at any time the Lessee Substitutes Substitute Transponders for Buyer’s Transponders pursuant to Section 7(e), 8(a) or 12(a) of the Lease upon the occurrence of a Substitution Event and the Lessee shall have fulfilled the conditions specified in Section 7(e) and, as applicable, Sections 8(a) and 12(a) of the Lease, as in effect on the Closing Date (together with any amendment or modification thereof permitted pursuant to Section 13.1 or 13.2 hereof, and any additional or more stringent conditions imposed on the Lessee in any amendments to such Sections of the Lease subsequent to the Closing Date), then the Indenture Trustee shall, subject to compliance in full with the provisions of this Section 15(b) and upon the written request of, and at the expense of, the Indenture Estate execute and deliver to, or as directed in writing by, the Owner Trustee an appropriate instrument (in due form for recording, if necessary, prepared by or on behalf of the Owner Trustee), releasing the Buyer’s Transponders then being Substituted and any Transaction Documents being replaced by Additional Documents referred to below from the Lien of this Indenture and subjecting the Substitute Transponders to the Lien of this Indenture (to the extent any such instrument is necessary). A financing statement or statements with respect to the Substitute Transponders and the related Additional Documents shall be filed by the Owner Trustee in such place or places as may be necessary or advisable and all other action as may be necessary or advisable in order to perfect the security interest therein created by or pursuant to this Indenture shall be taken and an Opinion of Counsel with respect to the perfection thereof (to the extent that a security interest in Buyer’s Transponders may be perfected) similar to the opinion with respect to perfection delivered on the Closing Date pursuant to Section 3.01(o) of the Participation Agreement shall be delivered to the Indenture Trustee. The Owner Trustee shall deliver an Indenture supplement to the Indenture Trustee subjecting the Substitute Transponders and the related Additional Documents to the Lien of this Indenture. In such event, all provisions of this Indenture relating to Buyer’s Transponders being replaced and the documents corresponding to the Additional Documents related thereto shall be applicable to such Substitute Transponders and the related Additional Documents with the same force and effect as if such Substitute Transponders were the same Transponders as Buyer’s Transponders being replaced and the related Additional Documents being replaced thereby.

Section 16. Rights of Owner Trustee To Cure Certain Lease Events of Default, etc.

Section 16.1. Cure Rights. If the Lessee shall fail to make any payment of Rent when the same shall have become due, or shall fail to perform any other obligations under the Lease, or the Seller shall fail to perform any of its obligations under the XM Agreements, the Owner Trustee or the Owner Participant may (but shall not be required to), at any time prior to the expiration of seven Business Days after such failure shall become a Lease Event of Default

(x) pay to the Indenture Trustee an amount equal to any principal and interest (including, to the extent permitted by Applicable Law, interest at the Overdue Rate) then due and payable on the Notes (without giving effect to any acceleration of the Notes) if such failure is a failure to pay Rent or (y) if capable of being cured, perform such other obligation the Lessee or the Seller, as the case may be, shall have failed to perform, and such payment or performance by the Owner Trustee or the Owner Participant shall be deemed to cure (for the purpose only of the Indenture Trustee’s rights and remedies under this Indenture) any Lease Event of Default that arose or would have arisen from such failure of payment or performance by the Lessee or by the Seller, as the case may be; provided, however, that anything herein or in the Lease or any other Transaction Document to the contrary notwithstanding, in the case of failure by the Lessee to pay Base Rent when due, the Owner Trustee and the Owner Participant shall not be permitted to cure (a) more than six such failures of the Lessee to pay Base Rent or (b) any such failure if the Lessee shall have failed to pay the three immediately preceding payments of Base Rent, so long as at least one Interest Payment Date has occurred during the period that such three immediately preceding payments of Rent were due.

Section 16.2. No Impairment of Indenture Estate; Subrogation. Neither the Owner Trustee nor the Owner Participant, upon exercising its rights under Section 16.1 hereof to cure the Lessee’s failure to pay Rent, shall obtain any Lien on any part of the Indenture Estate on account of such payment or performance or the costs and expenses incurred in connection therewith nor, except as expressly provided in the immediately succeeding sentence, shall any claims of the Owner Trustee or the Owner Participant against the Lessee or any other party for the repayment thereof impair the prior right and security interest of the Indenture Trustee in and to the Indenture Estate. Upon such payment or performance by the Owner Trustee or the Owner Participant, the Owner Trustee or the Owner Participant, as the case may be, shall, so long as no Indenture Event of Default shall have occurred and be continuing, and if all principal and interest (including interest at the Overdue Rate, if any) due on the Notes shall have been paid and any other obligations then owing to the Noteholders under the Transaction Documents shall have been performed, be entitled to receive the amount of such payment and the cost and expenses incurred in connection with such payment and performance thereof together with interest thereon from the Lessee or, if paid by the Lessee to the Indenture Trustee, from the Indenture Trustee. If the Indenture Trustee shall receive any such payment or if the Owner Trustee or the Owner Participant shall receive such payment at a time when an Indenture Event of Default shall have occurred and be continuing, the amount thereof shall be retained by or turned over to the Indenture Trustee, which shall hold such amounts until such time as all principal and interest then due and payable on the Notes and all other amounts then due with respect to the Notes set forth in the Notes and the schedules thereto shall have been paid in full and no other Indenture Event of Default shall have occurred and be continuing, whereupon the Indenture Trustee shall remit such payment to the Owner Trustee; provided, however, that if the Lease shall have been declared or deemed to have been declared in default pursuant to Section 16 thereof or if the outstanding principal amount of all the Notes shall have theretofore been declared to be due and payable immediately pursuant to Section 6 hereof, such payment and interest shall not be remitted to the Owner Trustee but shall be distributed by the Indenture Trustee in the order of priorities set forth in Section 5.5 hereof. Nothing contained in this Indenture shall prohibit the Owner Participant or any Affiliate thereof from making loans to or engaging in other financial transactions with the Lessee in the ordinary course of its business at any time for any purpose.

Section 16.3. Limitation on Exercise of Remedies After Lease is Declared in Default. Upon the occurrence of any Lease Event of Default that may be cured by the Owner Trustee or the Owner Participant pursuant to Section 16.1 hereof, the Indenture Trustee, acting at the direction of the Majority Interest of Noteholders, may declare the Lease to be in default as a result thereof but will not otherwise exercise any remedies hereunder or thereunder until the period in which such cure may be effected shall have expired. If, during the period in which such cure may be effected, the Owner Trustee cures all such Lease Events of Default, any such declaration that the Lease is in default shall be deemed to be rescinded. If one or more but less than all such Lease Events of Default shall be cured prior to such expiration, the Indenture Trustee shall have all rights with respect to such uncured Lease Events of Default conferred hereby and by the Lease.

Section 16.4. Certain Other Rights of the Owner Trustee and the Owner Participant. Notwithstanding any provision to the contrary in this Indenture (including, without limitation, the Granting Clause and Section 9.1 hereof):

(a) whether or not an Indenture Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, (i) to the exclusion of the Indenture Trustee, (A) to consent to or make any determination of Fair Market Rental Value and Fair Market Sales Value (except with respect to the exercise of remedies pursuant to Section 16 of the Lease), and to take any other action, or refrain from taking action, under Sections 10 (except in the case of a redelivery pursuant to Section 16 of the Lease), 11, 18, 19 and 20(c) of the Lease, provided that nothing herein shall deprive the Indenture Trustee of any rights expressly given to it in any of said Sections, (B) until Indenture Trustee exercises its Dispossessory Rights(as defined in the Consent and Agreement), to take all actions specified to be taken by the “Owner” pursuant to Sections 2.1(a) and 4.2 of the Service Agreement, (C) to declare a Lease Event of Default and demand payment of Stipulated Loss Value or any amounts determined by reference thereto based on an Equity Wrap Event of Default, and (D) to exercise the purchase option under Section 11.03 of the Purchase Agreement, and (ii) not to the exclusion of the Indenture Trustee (A) to receive (and in the case of Section 12.12 of the Purchase Agreement and Sections 7.1, 7.4 and 11.12 of the Service Agreement, to request) from the Lessee, the Seller, the Service Provider or such other Person all notices, reports, financial statements, certificates, opinions of counsel and other documents and all information that the Lessee, the Seller, the Service Provider or such other Person, as the case may be, is permitted or required to give or furnish to the “Lessor”, the “Buyer” or the “Owner” pursuant to the Lease, the Purchase Agreement or the Service Agreement, respectively, (B) to demand and receive reimbursement of its costs pursuant to the Lease, (C) to approve as satisfactory to it instruments and opinions delivered pursuant to, and to exercise the other rights of the Owner Trustee contained in, Sections 6(c), 7(e), 8(a) and 13 of the Lease and Sections 10(b) and 10(d) of the Guaranty Agreement (it being understood that any approval or consent required by such Sections must be given by both the Owner Trustee and the Indenture Trustee), (D) to exercise the inspection rights of the Owner Trustee pursuant to Section 7.4 of the Service Agreement, (E) to give any notice of default under Section 15 of the Lease but only for the purpose of commencing any cure period, (F) to cause the Lessee, the Seller or the Service Provider, as the case may be, to take any action and execute and deliver such documents and assurances as the “Lessor”, the “Buyer” or the “Owner”, respectively, may from time to time reasonably request pursuant to Section 20(a) of the Lease, Section 12.10 of the Purchase Agreement, Section 9 of the Service Agreement, Section 14 of the Guaranty Agreement or

Section 7 of the Consent and Agreement (provided, that nothing herein shall deprive the Indenture Trustee of any rights expressly given it in any of said Sections), as the case may be, or itself take action in respect thereof, (G) until the Indenture Trustee exercises its Dispossessory Rights (as defined in the Consent and Agreement), to terminate the Service Agreement and any future obligations thereunder pursuant to Section 10.3 thereof (it being understood that any such action must be taken jointly by the Owner Trustee and the Indenture Trustee), (H) to approve as satisfactory to it any Use Agreement entered into by the Lessee pursuant to Section 6(c) of the Lease (it being understood that any such action must be taken jointly by the Owner Trustee and the Indenture Trustee), (I) to exercise the rights of the “Lessor” contained in Section 5(b)(ii) of the Lease (it being understood that any such action must be taken jointly by the Owner Trustee and the Indenture Trustee) and (J) to make any decision as to the alternative arrangements under Section 9(b) of the Lease;

(b) whether or not an Indenture Event of Default shall have occurred and be continuing, the Owner Trustee or the Owner Participant shall have the right, (i) to the exclusion of the Indenture Trustee, (A) to enforce performance by the Lessee of any covenants of the Lessee to pay Excepted Payments owed to such Persons and to recover damages for the breach thereof, and to proceed against the Effective Equity Wrap maintained for the benefit of the Owner Participant; provided that neither the Owner Trustee nor the Owner Participant shall have any remedy or right with respect to such default by the Lessee against the Indenture Estate, (B) to solicit bids pursuant to Section 8(a) of the Lease, (C) to take actions pursuant to Section 17 of the Lease; provided that such right shall be exclusive of the right of the Indenture Trustee only during the applicable cure period specified in Section 16.1 hereof, and (D) to adjust Factors, Base Rent and the percentages relating to Stipulated Loss Value, EBO Amount and ORR Payment Amount as provided in Section 4 of the Lease and Sections 11.05 and 11.06 of the Participation Agreement and (ii) not to the exclusion of the Indenture Trustee, (A) to carry separate insurance pursuant to Section 9(d) of the Lease and to retain all rights with respect to any such separate insurance maintained by it and (B) so long as no Indenture Event of Default (which is not a Lease Event of Default or caused by a Lease Default or Lease Event of Default) has occurred and is continuing, to determine and enforce compliance with the provisions of any Granting Clause Document, including the right to sue for specific performance thereof or for damages upon any breach thereof but excluding, however, the right to exercise remedies pursuant to Section 16 of the Lease (other than to declare the Lease to be in default); provided that no such action shall adversely affect the Indenture Trustee’s Lien or interfere with the Indenture Trustee’s own enforcement action; and

(c) provided no Indenture Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, to the exclusion of the Indenture Trustee, (i) to elect to retain Buyer’s Transponders pursuant to Section 8(c) of the Lease and (ii) to approve as reasonably satisfactory to it any Substitute Service Provider pursuant to Section 7(b) of the Lease.

Section 17. Terms Subject to Applicable Laws; Governing Law. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any Applicable Laws, and are intended to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under any Applicable Laws, and the validity of other terms of this

Indenture or any other application of such terms shall in no way be affected thereby. Where, however, the provisions of such Applicable Laws may be waived, they are hereby waived by the Owner Trustee to the full extent permitted by law, to the end that this Indenture shall be a valid and binding agreement enforceable in accordance with its terms. This Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 18. Indenture a Security Agreement with Respect to Personal Property. To the extent permitted by Applicable Laws, with respect to the personal property herein described, this Indenture shall constitute a security agreement and, cumulative of all other rights of the Indenture Trustee hereunder, the Indenture Trustee shall have for the benefit of the Noteholders all the rights conferred upon secured parties by the provisions of any applicable Uniform Commercial Code or other similar legislation. Subject to any restrictions herein expressly contained, the Indenture Trustee may exercise for the benefit of the Noteholders any of or all the remedies of a secured party available to a secured party under the applicable provisions of any applicable Uniform Commercial Code or other similar legislation with respect to such personal property and the Owner Trustee agrees that, if upon an Indenture Event of Default the Indenture Trustee should proceed to dispose of or utilize such personal property in accordance with the provisions of any applicable Uniform Commercial Code, 10 days’ notice by the Indenture Trustee to the Owner Trustee shall be deemed to be reasonable notice under any provision of the Uniform Commercial Code requiring such notice. For all purposes of this Indenture, the terms “Lien of this Indenture”, “Lien hereof”, “Lien created hereby” or words of similar import shall, unless the context otherwise requires, be deemed to include reference to the security interest granted to the Indenture Trustee under this Indenture.

Section 19. Repayment of Moneys Held by Paying Agent. Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Owner Trustee, be repaid to it or paid to the Indenture Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 20. Transfer of Moneys Held by Indenture Trustee and Paying Agent Unclaimed for Two Years and Eleven Months. Any moneys paid to the Indenture Trustee or any Paying Agent for the payment of the principal of or interest or Premium Amount on any Note and not applied, but remaining unclaimed for two years and eleven months after the date upon which such principal, interest or Premium Amount shall have become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Owner Trustee by the Indenture Trustee or such Paying Agent and the Noteholder, as a general unsecured creditor, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Owner Trustee for any payment which such Noteholder may be entitled to collect, and all liability of the Indenture Trustee and any Paying Agent with respect to such moneys shall thereupon cease.

Section 21. Miscellaneous. (a) (A) Any provision of this Indenture that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or any provision in any other Transaction Document, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The provisions of this Indenture shall remain valid and enforceable notwithstanding the invalidity, unenforceability, impossibility or illegality of performance of any other Transaction Document.

(b) This Indenture shall be binding upon the Owner Trustee and its successors and assigns, and all Persons claiming under or through the Owner Trustee and any such successor or assign, and shall inure to the benefit of and be enforceable by the Indenture Trustee, each Noteholder and the Owner Trustee and their respective successors and permitted assigns and, with respect to any rights expressly conferred upon it hereby, the Owner Participant and its successors and permitted assigns, including any transferee permitted by Section 12.01 of the Participation Agreement. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successors and assigns of such Noteholder and any request, notice, direction, consent, waiver or other instrument or action by the Owner Participant shall bind the successors and assigns of the Owner Participant. The headings in this Indenture are for purposes of reference only and shall not limit or define the meaning hereof. This Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

(c) Each Noteholder, by its acceptance of a Note, hereby authorizes and directs the Indenture Trustee to enter into the Participation Agreement and the Consent and Agreement.

Section 22. Force Majeure. In no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Indenture Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; provided, however, that any failure or delay in the performance by the Indenture Trustee of its obligations contemplated by this Section 22 shall not, by itself, give rise to an Indenture Event of Default.

Section 23. Assignment of Rights, Not Assumption of Duties. Anything contained herein to the contrary notwithstanding, (a) each party shall remain liable under each of the Transaction Documents to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder, (b) the exercise by the Indenture Trustee of any such party’s rights, remedies or powers under any Transaction Document shall not release such party from any of its duties or obligations under the Transaction Documents to which it is a party, and (c) except as expressly provided herein or therein with respect to the Indenture Trustee, the Indenture Trustee shall have no obligation or liability under any of the Transaction Documents by reason of or arising out of this Indenture, nor shall the Indenture Trustee be obligated to perform any of the obligations or duties of any other party thereunder or to take any action to collect or enforce any claim for payment assigned hereunder or otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed by their respective officers thereunto duly authorized.

    WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly set forth herein, but solely in its capacity as the Owner Trustee. The Owner Trustee is entering into this Indenture as trustee, under the Trust Agreement, of Satellite Leasing Trust (702-4), LLT (the “Trust”), and by the Owner Trustee’s signature hereto, the Trust is made a party hereto. Each of the rights, obligations, representations and warranties of the Owner Trustee hereunder shall be deemed to be rights, obligations, representations and warranties of the Trust. Each action to be performed by the Owner Trustee hereunder shall be performed by the Owner Trustee as trustee of the Trust.

By:	/S/
Title:

    THE BANK OF NEW YORK, not in its individual capacity (except as otherwise expressly set forth herein), but solely as Indenture Trustee

By:	/S/ REMO J. REALE
Title: Vice President